UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
___________________________
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SEAGEN INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Seagen®

NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ANNUAL MEETING

Friday, May 13, 2022
1:00 p.m. Pacific Time
Virtual Meeting Site:
www.virtualshareholdermeeting.com/SGEN2022

Who We Are

Our Vision
Improving the lives of people with cancer through
innovative targeted therapies.
Our Mission
To discover, develop, and commercialize transformative
cancer medicines to make a meaningful difference in
people’s lives.
Our Values

PASSION FOR HELPING PATIENTS	INNOVATION
Revolutionizing therapy for people living with cancer	Entrepreneurial spirit advances breakthrough therapies

INTEGRITY	DIVERSITY, TEAMWORK, AND MUTUAL RESPECT
Honesty, respect, and trust guide us	Shared dedication and diverse perspectives drive successful collaborations

SCIENTIFIC EXCELLENCE	GREAT WORK ENVIRONMENT
Premier science empowers our passion	By working together to our full potential, we make a real difference in the world

Commercial Products

tivdak®

tisotumab vedotin-tftv

for injection 40 mg

On the Cover: Matt, a member of our Pharmaceutical Sciences team

2022 Notice of Annual Meeting of Shareholders

DATE AND TIME	LOCATION	WHO CAN VOTE
May 13, 2022 1:00 p.m. Pacific time Online check-in will begin at 12:45 p.m. Pacific time	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2022.	Shareholders as of March 17, 2022 are entitled to vote
Meeting Agenda

Proposals	Board Vote Recommendation	For Further Details
1. Elect the two nominees for Class III director named in the accompanying proxy statement to hold office until Seagen’s 2025 Annual Meeting of Shareholders	FOR each director nominee	Page 18
2. Approve, on an advisory basis, the compensation of Seagen’s named executive officers as disclosed in the accompanying proxy statement	FOR	Page 47
3. Ratify the appointment of PricewaterhouseCoopers LLP as Seagen’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	Page 98

Shareholders will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. You can find more information about each of these items, including the nominees for directors, in the accompanying proxy statement. A complete list of the shareholders entitled to vote at the Annual Meeting will be available during the Annual Meeting for examination by any shareholder at www.virtualshareholdermeeting.com/SGEN2022.
On or about March 31, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet or by telephone and how to receive a paper copy of our proxy materials.

By Order of the Board of Directors,
Jean I. Liu Corporate Secretary March 31, 2022
VOTING METHODS
Your vote is very important to us. Whether or not you expect to attend the Annual Meeting online, please ensure your representation and the presence of a quorum at the Annual Meeting by voting via one of the methods listed below, as promptly as possible. If you are a shareholder of record as of the record date, you may vote via any of the following methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL-FREE: 1-800-690-6903	MAIL SIGNED PROXY CARD Using the Provided Postage-Paid Envelope
ATTENDING THE MEETING
To attend the Annual Meeting, access the meeting center at www.virtualshareholdermeeting.com/SGEN2022 and enter the 16-digit control number from your proxy card or Notice of Internet Availability of Proxy Materials.
YOUR VOTE IS IMPORTANT TO US. PLEASE EXERCISE YOUR SHAREHOLDER RIGHT TO VOTE
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 13, 2022: The proxy statement and annual report to shareholders are available at www.proxyvote.com.

2022 PROXY STATEMENT	3

4

Message from Chairman, President and Chief Executive Officer

Dear Shareholders:
In 2021, we delivered commercial growth across our oncology product portfolio with $1.4 billion in annual net product sales. The 38 percent year-over-year increase in annual net product sales was driven by growth of TUKYSA in the U.S., international launches of TUKYSA®, approval of a second U.S. indication for PADCEV® and growth of ADCETRIS® fueled by positive long-term data in frontline advanced Hodgkin lymphoma. Late in the year, we also added a fourth commercial product, TIVDAK®, following its approval in the U.S. for previously treated metastatic cervical cancer. This marked our third product approval within the span of two years, a significant accomplishment for the Company and for cancer patients in need.
We believe our approved medicines have broad therapeutic potential. We are seeking to maximize their potential through broad development programs evaluating for treatment of other cancers both alone and in combination with other anti-cancer agents. Several of these trials are intended to support future potential label expansions or global approvals.
We expanded our pipeline during 2021 through internal and external investments. We are now advancing more than 13 clinical-stage programs targeting both solid tumors and hematologic malignancies. Continued investment in research and development is a key part of our strategy and we believe it will result in long-term shareholder value.
Seagen continues to focus on fostering diversity, equity and inclusion (DEI) because we believe it is important to driving innovation. We strive to build a workforce that is representative of the people we serve and to build an inclusive culture where all voices are welcomed, heard, and respected. This is also a priority in the design and conduct of our clinical trials, and we made significant progress in the percentage of non-white participants in our clinical trials during 2021. Details of our efforts are contained in our inaugural Corporate Responsibility Report, which provides a comprehensive overview of environment, social, and governance (ESG) priorities, achievements, and future commitments.
In response to the ongoing global pandemic, we continue to focus on protecting the health and safety of our workforce and ensuring business continuity. We have been diligent across our commercial, clinical and research activities to continue to advance our programs and deliver our medicines to patients.
Over the past year, we have continued our proactive shareholder engagement activities focused on corporate governance, executive compensation, and social topics. These discussions and the feedback we received from investors provided valuable information for senior management and our Board of Directors.
We hope that you will participate in the Annual Meeting because your vote is important. The following notice of our Annual Meeting contains details of the business to be conducted at the meeting, as well as information regarding how to vote.

Sincerely,
Clay B. Siegall, Ph.D. Chairman, President and Chief Executive Officer March 31, 2022

2022 PROXY STATEMENT	5

Corporate Highlights

Company Overview
Seagen is a biotechnology company that develops and commercializes targeted therapies to treat cancer. We are commercializing ADCETRIS® (brentuximab vedotin) for the treatment of certain CD30- expressing lymphomas, PADCEV® (enfortumab vedotin) for the treatment of certain metastatic urothelial cancers, TUKYSA® (tucatinib) for the treatment of certain metastatic HER2-positive breast cancers, and TIVDAK® (tisotumab vedotin) for the treatment of certain metastatic cervical cancers. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS, PADCEV and TIVDAK, are based on our antibody-drug conjugate, or ADC, technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

Targeted Therapies to Treat Cancer	4 medicines	13+ programs
approved reaching patients globally	in clinical development pipeline

Accessible Medicine	110,000+	5,000+
patients treated with Seagen medications worldwide to date	patients supported by Seagen Secure across our portfolio since the program launched in 2011

Financial	$1.4B	$1.6B	$2.2B
2021 net product sales	2021 total revenues	in cash and investments as of December 31, 2021

Employees Driving Innovation(1)	~2,700	28%
employees with approximately 60% contributing to research and development activities	increase in employees from year-end 2020 to 2021 fueling product and pipeline advancements

Expanding Internationally	11	75+
Seagen locations worldwide	countries where Seagen’s products have received approval

Focused on Corporate Responsibility	Published Inaugural Corporate Responsibility Report
providing a comprehensive overview of environment, social, and governance priorities, achievements, and future commitments

(1)As of December 31, 2021

6

CORPORATE HIGHLIGHTS
Our Strategy
Key elements of our strategy are to maximize the potential of our approved medicines through successful commercial execution, expand the number of patients eligible to receive our medicines by securing approvals of our commercial products in other countries, conduct clinical trials designed to support additional labels for our products, and develop new first-in-class or best-in-class medicines. We seek to commercialize our products either on our own as we expand our operations globally or through commercial partnerships. We are deploying our internal research, clinical, development, regulatory and manufacturing expertise to advance and expand our deep pipeline of drug candidates aimed at gaining new product approvals. We conduct internal research directed at identifying novel antigen targets, monoclonal antibodies and other targeting molecules, creating new antibody engineering techniques and developing new classes of stable linkers and cell-killing agents in support of our continued ADC innovation. In addition, we supplement these internal efforts by acquiring or in-licensing products, product candidates and technologies from biotechnology and pharmaceutical companies and academic institutions.

2022 PROXY STATEMENT	7

CORPORATE HIGHLIGHTS
Business Highlights
In 2021, Seagen achieved multiple important business, regulatory and development milestones. We reported net product sales of $1.4 billion driven by continued growth across our product portfolio. This included growth of 179% and 53% in 2021 compared to 2020 for TUKYSA and PADCEV, respectively. ADCETRIS also generated growth a decade after its first approval in the U.S. TIVDAK, our fourth commercial product, received accelerated approval in the U.S. in 2021. Robust clinical development programs are designed to expand our approved products beyond their current indications and support additional global approvals.
We are also working to extend the availability of our products outside of the U.S. and in 2021 received approval of TUKYSA in the European Union and United Kingdom. We have grown our commercial infrastructure outside of the U.S. and we are utilizing strategic partnerships to deliver our medicines to patients in need around the world. TUKYSA is approved in 36 countries and we have launched commercially in the U.S., Germany, France, Switzerland, Austria and Canada. We have continued to build our commercial organization in Europe and expect to launch TUKYSA in additional countries during 2022. Additionally, we have received a positive opinion from the Committee for Medicinal Products for Human Use of the European Medicines Agency recommending approval of PADCEV. We and our partner Astellas are preparing to bring this new therapy to patients in Europe if it is approved by the European Commission.
We continue to report important clinical data on our commercial products. In 2021, PADCEV received regular U.S. approval based on impressive overall survival data, a key outcome we have also demonstrated with both ADCETRIS and TUKYSA. In early 2022, we reported long-term data from the ADCETRIS ECHELON-1 phase 3 trial demonstrating a statistically significant improvement in overall survival in the frontline setting for patients with advanced Hodgkin lymphoma who received ADCETRIS plus chemotherapy compared to those who received

TOTAL REVENUES(1)
$1.6B
in 2021

2021 NET PRODUCT SALES Dollars in Millions

COMMERCIAL PRODUCTS

	CUMULATIVE TOTAL SHAREHOLDER RETURN as of December 31, 2021
	1-YEAR	3-YEAR	5-YEAR
Seagen	(12)%	173%	193%
Peer Median(2)	(1)%	28%	96%
(1)Includes net product sales, royalty revenues and collaboration and license agreement revenues.
(2)Peer group selected by the Compensation Committee in June 2021. Please see “Compensation Discussion and Analysis—Compensation Setting Process—Competitive Positioning” for information on our peer group companies. Excludes Alexion which was acquired and shares of which ceased trading in July 2021.

8

CORPORATE HIGHLIGHTS
chemotherapy. Similarly, in 2021 we reported updated data from the HER2CLIMB pivotal trial showing that patients with stable and active brain metastases treated with a TUKYSA regimen maintained a survival benefit compared to patients on the control regimen. These clinically important data continue to reinforce the impact our therapies have on patients’ lives.
We are making significant investments in our pipeline and technologies as we believe they are important to ensuring long-term growth. During 2021, we expanded our pipeline and now are advancing more than 13 clinical-stage programs. These programs target an array of solid tumors and blood cancers and employ our industry-leading antibody-drug conjugate (ADC) and our novel sugar-engineered antibody (SEA) technologies. In 2021, we entered into an agreement with RemeGen, Co. Ltd. to develop and commercialize the late-stage program disitamab vedotin, an ADC that targets HER2-expressing tumors.
We expect numerous important milestones in 2022, including data readouts for PADCEV in the frontline metastatic urothelial cancer setting and TUKYSA in previously treated HER2-positive metastatic colorectal cancer, both of which could potentially expand these products’ labels in 2023. In addition to reporting data across our portfolio, we expect to initiate several important clinical trials across our programs, seek regulatory approvals and launch our products in countries outside of the U.S.
Corporate Responsibility
Corporate social responsibility and sustainability are important to us and to our Board. We are committed to developing transformative medicines for patients with cancer in a socially responsible and sustainable manner. In 2021, we published our inaugural Corporate Responsibility Report providing a comprehensive overview of environment, social, and governance priorities, achievements, and future commitments. Seagen’s ESG Committee comprises a broad group of subject matter experts from across the company who worked as a team to create and deliver this report and are overseen by Seagen’s executive team, led by our CEO. The team helps the company to prioritize relevant ESG goals and metrics and facilitates alignment with the Board of Directors on the strategy and execution of ESG activities. Select highlights are below for further detail please see our Corporate Responsibility report available on our website at www.seagen.com/who-we-are/corporate-responsibility.
Diversity, Equity and Inclusion (DEI)
We believe that fostering diversity, equity and inclusion is a key element to discovering, developing, and bringing transformative therapies to patients with cancer. We strive to build a workforce representative of the people we serve and to build an inclusive culture where all voices are welcomed, heard, and respected.

2022 PROXY STATEMENT	9

CORPORATE HIGHLIGHTS
Workforce and Leadership Diversity
(As of the end of 2021)

GENDER DIVERSITY	RACIAL OR ETHNIC DIVERSITY
58%
of our global workforce
were women

34%
of our U.S. workforce were racially or ethnically diverse

39%
of our leadership (at the executive director level and above) were women

33%
of our U.S. leadership (at the executive director level and above) were racially or ethnically diverse
In 2021 and early 2022, our executive management took the following steps to advance our progress toward improving DEI at Seagen:
•Established goals to promote our focus on DEI and serve as a baseline for measuring our progress over time. Defined DEI goals as part of the Company’s corporate-wide goals.
•Engaged with the Board on the Company’s DEI initiatives. Updated our Compensation Committee charter to include responsibility for reviewing human capital management and diversity and inclusion initiatives.
•Established two additional Employee Resource Networks (ERNs) in 2021, both with executive sponsorship, to expand our DEI resources at Seagen. Our ERNs now include Seagen Black Employees Supporting Talent (BEST), Seagen PRIDE, Seagen Asian & Pacific Islanders Ready to Empower (ASPIRE) and Caregiver Resources and Support (CARES). We also established a Diversity in Leadership Committee within our employee-led Leaders in Action organization.
•Increased training programs to further promote diversity and inclusion at Seagen, including training on recognizing unconscious bias and supporting an inclusive environment. Ally Skills training program focused on building inclusion and allyship within our teams.
•Identified hiring and promotion goals to ensure diverse representation at leadership levels. In 2021, of new hires in the U.S. 42% were people of color and globally 58% were women. In addition, we demonstrated an increase in women among executives.
Please see “Current Directors and Nominees for the Board of Directors—Director Nomination Process—Criteria for Board Membership” in this proxy statement for information on the diversity of our Board and the adoption by our Board of a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of director nominee searches.
Diversity in Clinical Trials
Diversity, equity and inclusion are also priorities in the way we design and conduct clinical trials. Our patient advocacy group, in collaboration with clinical operations, launched the INDEPTH (INcreasing DivErse Participation in clinical Trials & Healthcare) project in 2020. Through this effort we have made significant progress toward increasing the percentage of non-white participants in our clinical trials from 18% prior to 2021 to 26% in 2021.

10

CORPORATE HIGHLIGHTS
Patient and Community Care
We are dedicated to providing cancer patients access to our medicines and education about their disease. We continue to support the community both locally and through nonprofits that are dedicated to patients and advancing research.

Community Outreach	~$4 million	100
	provided in 2021 to 80 national patient advocacy organizations focused in our areas of cancer research and development	sponsored virtual patient advocacy conferences / webinars in 2021 to help cancer patients and caregivers connect with the information they need

Environmental Stewardship
As we grow, we are striving to limit our environmental impact and operate in an increasingly sustainable manner.

Environmental	85%	(1)
of our Bothell HQ’s energy mix is renewable

(1)Reflects the 2020 energy mix of our utility supplier where our headquarters and campus are located based on the provider’s 2019 disclosure.

2022 PROXY STATEMENT	11

Proxy Statement Summary

The following summary highlights certain information contained elsewhere in this proxy statement and does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2022 Annual Meeting Information

DATE AND TIME May 13, 2022 1:00 p.m. Pacific time	LOCATION The Annual Meeting will be held online at www.virtualshareholdermeeting.com/ SGEN2022	WHO CAN VOTE Shareholders as of March 17, 2022 are entitled to vote

Meeting Agenda

Proposals		Board Vote Recommendation	For Further Details

PROPOSALS NO. 1	Election of Class III directors	FOR each director nominee	Page 18

PROPOSALS NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 47

PROPOSALS NO. 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm	FOR	Page 98

Our proxy materials, which include this proxy statement and our 2021 annual report, are first being mailed or made available to shareholders on or about March 31, 2022.
Governance Highlights
Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. We highlight some of our corporate governance practices below.

Board Independence and Composition	Sound Governance Policies and Practices

•Number of directors: 9
•89% of directors are independent
•ALL directors attended at least 75% of board and committee meetings in 2021
•Strong and active lead independent director
•100% independent audit, compensation and nominating and corporate governance committees
•Board and committees may engage outside advisors independent of management
•“Rooney Rule” policy to instruct third-party search firms to include diverse candidates in director candidate pools
•Corporate governance guidelines formalize policy of considering diversity of race, ethnicity, gender, age and sexual orientation in selecting director nominees

•Annual Board self-evaluations
•Corporate governance guidelines
•Majority voting in uncontested elections
•All employees, officers and directors must adhere to a Code of Conduct and Business Ethics
•Active shareholder engagement program

12

PROXY STATEMENT SUMMARY
Continuing Directors and Nominees Snapshot
The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of March 31, 2022, and certain other information about them are set forth below. For more detailed information about the background of each of our directors, please see “Current Directors and Nominees for the Board of Directors,” below. Marc E. Lippman, M.D., currently serving as a Class III director, is not standing for re-election at the Annual Meeting.

			Committee
Director Nominee	Director Since	Term Expires	Audit	Compensation	Nominating & Corporate Governance
Ted W. Love, M.D., 63 President and Chief Executive Officer of Global Blood Therapeutics, Inc.	2020	2022
Daniel G. Welch, 64 Former Executive Partner, Sofinnova Ventures	2007	2022

Director
Felix J. Baker, Ph.D. Lead Independent Director, 53 Founder and Co-Managing Member of Baker Bros. Advisors LP	2003	2024
David W. Gryska, 66 Former Executive Vice President and Chief Financial Officer of Incyte Corporation	2005	2023
John A. Orwin, 57 President and Chief Executive Officer of Atreca, Inc.	2014	2023
Alpna H. Seth, Ph.D., 58 Chief Executive Officer and President of Nura Bio Inc. (formerly Proneurotech Inc.)	2018	2023
Clay B. Siegall, Ph.D., 61 President, Chief Executive Officer and Chairman of the Board of Seagen Inc.	1997	2024
Nancy A. Simonian, M.D., 61 Chief Executive Officer of Syros Pharmaceuticals, Inc.	2012	2024

Committee Chair	Committee Member

2022 PROXY STATEMENT	13

PROXY STATEMENT SUMMARY
Board Composition
We believe effective oversight comes from a Board of Directors with diverse perspectives and a broad range of experience. As the charts below illustrate, our current board members have a broad set of skills and experience to facilitate strong oversight and provide strategic direction to our business. As noted above, one of our current directors, Dr. Lippman, is not standing for re-election at the Annual Meeting.
INDEPENDENCE

89% Independent
TENURE

■ 2 directors 0-6 years	■ 4 directors 16+ years
■ 3 directors 7-15 years
GENDER DIVERSITY

22% Women
ETHNIC DIVERSITY

22% Diverse
BOARD SKILLS AND EXPERIENCE
out of 9 current directors and nominees
7/9
CEO/CFO/COO LEADERSHIP
8/9
FINANCIAL /ACCOUNTING
6/9
SCIENTIFIC
9/9
HEALTHCARE INDUSTRY
6/9
REGULATORY
9/9
BUSINESS STRATEGY / OPERATIONS
8/9
PUBLIC COMPANY GOVERNANCE
8/9
CAPITAL MARKETS EXPERIENCES

14

PROXY STATEMENT SUMMARY
Shareholder Engagement
In 2021, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the 2021 Annual Meeting of Shareholders and at various other times throughout the year. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments, as well as our Chief Financial Officer. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2021 Shareholder Engagement Effort	We reached out to investors representing approximately 71% of our outstanding shares as of September 30, 2021.		Of the shareholders we reached out to, we engaged in discussions with all that responded, representing approximately 57% of our outstanding shares as of September 30, 2021.

Shareholder Feedback	In 2021, these discussions covered a wide range of topics, including:

	•diversity, equity and inclusion and human capital management	•corporate responsibility	•director commitments	•executive compensation

Outcomes of Engagement	The feedback from discussions with shareholders led to changes in 2021 to our corporate governance practices and disclosures, as described below.

•Formally adopted a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of any director nominee searches.
•Enhanced our disclosures relating to environment, social and governance matters through the publication of our inaugural Corporate Responsibility Report, including Sustainability Accounting Standards Board (SASB) aligned metrics, which is accessible through the Seagen website.
•Updated Compensation Committee charter to include responsibility for reviewing human capital management and diversity, equity and inclusion initiatives.
•In recognition of shareholder feedback about director board commitments, Dr. Simonian reduced the number of public company boards on which she served.
•Expanded our 2021 performance-based restricted stock unit, or PSU, program to include all executives. This change was intended to create strong alignment of executive pay with a common set of three-year cumulative net product sales revenue and relative total shareholder return (TSR) goals and to build stronger retention.

2022 PROXY STATEMENT	15

PROXY STATEMENT SUMMARY
2021 Compensation Highlights
We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests. For more detailed information, please see the discussion under “Compensation Discussion and Analysis—Executive Summary—Our Executive Compensation Practices.”

What We Do	What We Don’t Do

  Pay for Performance
  Significant Portion of Compensation is at Risk
  Double-Trigger Vesting
  Independent Compensation Committee
  Independent Compensation Advisor Reports Directly to the Compensation Committee
  Annual Market Review of Executive Compensation

  Stock Ownership Guidelines for Directors and Executive Officers
  Multi-Year Vesting Requirements
  Annual Say-on-Pay Vote
  Active Shareholder Engagement Program
  Clawback Policy
  Cap on Annual Cash Bonuses
  Minimize Inappropriate Risk Taking
  Competitive Peer Group
No Special Health or Welfare Benefits for Executives No Post-Employment Tax Gross-Ups No Hedging or Pledging of Our Stock Permitted No Stock Option Repricing Without Shareholder Approval

16

PROXY STATEMENT SUMMARY
Alignment of CEO Pay to Total Shareholder Return
We design our executive compensation program to align pay with Company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below show the relative degree of alignment between our CEO’s total compensation and our TSR over the one- and three-year periods ended December 31, 2021. For comparison purposes, they also show the relative degree of alignment between the total compensation of the CEOs of companies in our compensation peer group, which was selected by our Compensation Committee in June 2021, over the one- and three-year periods ended December 31, 2020, the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2021, and the TSRs of the companies in this peer group over the one- and three-year periods ended December 31, 2021. The charts do not include Alexion, which was included in this peer group but was acquired and shares of which ceased trading in July 2021. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Executive Compensation—Compensation Discussion and Analysis—Principal Elements of Pay” and “Executive Compensation—Compensation Discussion and Analysis—Compensation-Setting Process” below.

CEO PAY VS. TSR

1-YEAR COMPARISON	3-YEAR COMPARISON

PERCENTILE OF 1-YEAR TSR
100%
80%
60%
40%
20%
MRNA
HZNP
UTHR
REGN
ALNY
BGNE
BMRN
BIIB
VRTX
EXEL
NBIX
SGEN
INCY
JAZZ
EXAS
20%
40%
60%
80%
100%
PERCENTILE OF 1-YEAR CEO PAY

PERCENTILE OF 3-YEAR TSR
100%
80%
60%
40%
20%
MRNA
HZNP
SGEN
ALNY
UTHR
BGNE
VRTX
REGN
EXAS
NBIX
INCY
BMRN
JAZZ
EXEL
BIIB
20%
40%
60%
80%
100%
PERCENTILE OF 3-YEAR CEO PAY

Certain Defined Terms
In this Proxy Statement:
•“We,” “us,” “our”, the “Company” and “Seagen” refer to Seagen Inc. and its wholly-owned subsidiaries on a consolidated basis;
•“Annual Meeting” means our 2022 Annual Meeting of Shareholders;
•“Board of Directors” or “Board” means our Board of Directors; and
•“SEC” means the Securities and Exchange Commission.

2022 PROXY STATEMENT	17

PROPOSAL NO. 1
Election of Directors

Our Board of Directors is divided into three equal classes with staggered three-year terms. Marc E. Lippman, M.D., a Class III director, is not standing for re-election at the Annual Meeting, and his service as a director will end as of the Annual Meeting. The division of the remaining directors and director nominees is shown in the table below:

Director Nominee	Class	Age*	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Ted W. Love, M.D.	III	63	Director	2020	2022	2025
Daniel G. Welch	III	64	Director	2007	2022	2025
Director
David W. Gryska	I	66	Director	2005	2023
John A. Orwin	I	57	Director	2014	2023
Alpna H. Seth, Ph.D.	I	58	Director	2018	2023
Felix J. Baker, Ph.D.	II	53	Lead Independent Director	2003	2024
Clay B. Siegall, Ph.D.	II	61	President, CEO and Chairman of the Board	1997	2024
Nancy A. Simonian, M.D.	II	61	Director	2012	2024
*    Ages as of March 31, 2022
Our Nominating and Corporate Governance Committee, or the Governance Committee, has recommended, and our Board of Directors has approved, the nomination of Ted W. Love, M.D., and Daniel G. Welch for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, each of the director nominees would serve until the 2025 Annual Meeting of Shareholders and until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal. Marc E. Lippman, M.D., who currently serves as a Class III director, has served on our Board since 2000. The Board has benefited from his valuable contributions, his extensive experience in treating patients and from his expertise in oncology research. Dr. Lippman will not be standing for re-election as a director in 2022.
As this is an uncontested election, each nominee for director must receive a majority of the votes cast in order to be elected, meaning the number of shares voted “for” each nominee must exceed the number of shares voted “against” such nominee.
In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.
If any nominee is unavailable for election due to an unexpected occurrence, such shares will be voted for the election of such substitute nominees as the Governance Committee may propose. Proxies may not be voted for a greater number of persons than the number of nominees named. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board recommends a vote FOR both of the nominees for director named above.

18

Current Directors and Nominees for the Board of Directors

The names of the nominees and of our other current directors, their ages as of March 31, 2022, and certain other information about them are set forth below. This information includes the specific and particular experience, qualifications, attributes or skills of each nominee and continuing director that led the Governance Committee and the Board to believe that such nominee or continuing director should continue to serve on the Board as of the date of this proxy statement.
Director Nominee Profiles

Ted W. Love, M.D.	Independent

KEY QUALIFICATIONS
Dr. Love has more than twenty years of leadership and management experience in the pharmaceutical industry, including Global Blood Therapeutics, Inc. and Onyx Pharmaceuticals, Inc., in addition to his prior experience as a practicing physician. He brings both strong business expertise and knowledge of patient perspectives to our Board of Directors.

RECENT EXPERIENCE
Age: 63 Director Since: 2020 Term Expires: 2022 Committees: •Audit
Global Blood Therapeutics, Inc., a publicly-traded biopharmaceutical company
•President and Chief Executive Officer (2014-present)
Onyx Pharmaceuticals, Inc.
•Executive Vice President, Research and Development and Technical Operations (2010-2012)

OTHER PUBLIC COMPANY BOARDS
Current •Global Blood Therapeutics, Inc. •Royalty Pharma plc Past 5 Years •Amicus Therapeutics, Inc. •Cascadian Therapeutics, Inc. •Portola Pharmaceuticals, Inc.

2022 PROXY STATEMENT	19

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

Daniel G. Welch	Independent

KEY QUALIFICATIONS
Mr. Welch’s global commercial background and strong senior executive experience at a wide range of biotechnology companies, including previously serving as Chairman and Chief Executive Officer of two publicly-traded biotechnology companies, InterMune, Inc. and Triangle Pharmaceuticals, Inc., gives him insight into strategy and planning for a biopharmaceutical company that is valuable to our senior management and our Board of Directors.

Age: 64 Director Since: 2007 Term Expires: 2022 Committees: •Compensation
RECENT EXPERIENCE

Sofinnova Ventures, a venture capital firm
•Executive Partner (2015-2018; retired)
InterMune, Inc., a publicly-traded biotechnology company
•Chief Executive Officer and President (2003-2014)
•Chairman of the Board (2008-2014)

OTHER PUBLIC COMPANY BOARDS
Current •Nuvation Bio Inc. (Chairman of the Board) •Ultragenyx Pharmaceutical, Inc. (Chairman of the Board) Past 5 Years •Avexis, Inc. •Intercept Pharmaceuticals, Inc.
Continuing Director Profiles

Felix J. Baker, Ph.D.	Lead Independent Director

KEY QUALIFICATIONS
As a board member and investor in many successful biotechnology companies, Dr. Baker is able to draw on his experience and vision in investing in and building companies to add significant value to Board of Directors discussions and company strategy.

RECENT EXPERIENCE
Age: 53 Director Since: 2003 Term Expires: 2024 Committees: •Compensation (Chair) •Governance	Baker Bros. Advisors LP, a biotechnology investment firm •Founder and Co-Managing Member (2000-present)

OTHER PUBLIC COMPANY BOARDS
Current •IGM Biosciences, Inc. •Kiniksa Pharmaceuticals, Ltd. •Kodiak Sciences Inc. •Talis Biomedical Corporation Past 5 Years •Alexion Pharmaceuticals, Inc. •Genomic Health, Inc.

20

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

David W. Gryska	Independent

KEY QUALIFICATIONS
Mr. Gryska has years of experience as Chief Financial Officer at Incyte Corporation, Celgene Corporation, Scios, Inc., and Cardiac Pathways Corporation. He brings to the Board valuable and relevant experience as a senior financial executive at life sciences and biotechnology companies engaged in financings, global expansion and other strategic transactions. He also has extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of several large, publicly-traded corporations, which assists Mr. Gryska in fulfilling his duties as chair of our Audit Committee.

Age: 66 Director Since: 2005 Term Expires: 2023 Committees: •Audit (Chair)

RECENT EXPERIENCE

Incyte Corporation, a publicly-traded biopharmaceutical company
•Executive Vice President and Chief Financial Officer (2014-2018; retired)
Myrexis, Inc., a publicly-traded biotechnology company
•Chief Operating Officer and Interim Chief Executive Officer (2012)
Celgene Corporation, a publicly-traded biopharmaceutical company
•Senior Vice President and Chief Financial Officer (2006-2010)

OTHER PUBLIC COMPANY BOARDS
Current •Aerie Pharmaceuticals, Inc. Past 5 Years •GW Pharmaceuticals plc •PDL BioPharma, Inc.

2022 PROXY STATEMENT	21

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

John A. Orwin	Independent

KEY QUALIFICATIONS
Mr. Orwin has many years of experience as a senior executive at leading pharmaceutical and biotechnology companies, including Atreca, Inc., Relypsa, Inc., Affymax, Inc., Genentech, Inc., and Johnson & Johnson. This gives him a strong understanding of the biotechnology industry and the challenges we must meet in order to continue developing and commercializing ADCETRIS, PADCEV, TUKYSA, TIVDAK and our product candidates.

Age: 57 Director Since: 2014 Term Expires: 2023 Committees: •Compensation	RECENT EXPERIENCE

Atreca, Inc., a publicly-traded biopharmaceutical company
•President and Chief Executive Officer (2018-present)
Relypsa, Inc., now an affiliate of Vifor Pharma AG, a Swiss-listed public company
•Chief Executive Officer (2013-2017)
Affymax, Inc., a biotechnology company
•Board member (2011-2014)
•Chief Executive Officer (2011-2013)
•President and Chief Operating Officer (2010-2011)
Genentech, Inc., now a member of the Roche Group
•Vice President and then Senior Vice President of the BioOncology Business Unit (2005-2010)

OTHER PUBLIC COMPANY BOARDS
Current •Atreca, Inc. •Travere Therapeutics, Inc. Past 5 Years •Array BioPharma Inc.

Alpna H. Seth, Ph.D.	Independent

KEY QUALIFICATIONS

Dr. Seth has over 20 years of global experience in the biotechnology industry. Having held a range of leadership roles around the globe, Dr. Seth brings a breadth of experience in drug development, commercial, international operations and general management

RECENT EXPERIENCE

Nura Bio Inc. (formerly Proneurotech Inc.), a private biotechnology company
•Chief Executive Officer and President (2019-present)
Vir Biotechnology, Inc., now a publicly traded biopharmaceutical company
•Chief Operating Officer (2017-2019)
Biogen, Inc., a publicly-traded biotechnology company
•Senior Vice President and Global Head of the Biosimilars Global Business Unit (2014-2017)
•Range of leadership roles in business development, drug development and commercial (1998-2014)

Age: 58 Director Since: 2018 Term Expires: 2023 Committees: •Audit

OTHER PUBLIC COMPANY BOARDS
Current •Bio-Techne Corporation

22

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

Clay B. Siegall, Ph.D.	Chairman of the Board

KEY QUALIFICATIONS
Dr. Siegall’s experience in founding and building Seagen is integral to our success and our mission. His scientific understanding along with his corporate vision and operational knowledge provide strategic insights to our Board of Directors.

RECENT EXPERIENCE
Seagen Inc. •Chairman of the Board (2004-present) •Chief Executive Officer (2002-present) •President (2000-present) •Chief Scientific Officer (1997-2002) •Co-founder (1997-present)
Age: 61 Director Since: 1997 Term Expires: 2024

OTHER PUBLIC COMPANY BOARDS
Current •Nurix Therapeutics, Inc. Past 5 Years •Alder BioPharmaceuticals, Inc. •Ultragenyx Pharmaceutical Inc.

Nancy A. Simonian, M.D.	Independent

KEY QUALIFICATIONS
As a current and former senior executive of several other biotechnology companies, including Syros Pharmaceuticals, Inc., Millennium Pharmaceuticals, Inc. and Biogen, Inc., Dr. Simonian possesses a strong understanding of the biotechnology industry and the development and commercialization of our product candidates. Her knowledge of late-stage product development, as former Chief Medical Officer of Millennium Pharmaceuticals, Inc., and her understanding of patient perspectives as a medical doctor, bring important insights to our Board of Directors.
Age: 61 Director Since: 2012 Term Expires: 2024 Committees: •Governance (Chair)

RECENT EXPERIENCE

Syros Pharmaceuticals, Inc., a publicly-traded life sciences company
•Chief Executive Officer (2012-present)
Millennium Pharmaceuticals, Inc., an affiliate of The Takeda Oncology Company,
•President (2000-present), Chief Scientific Officer (1997-2002)

OTHER PUBLIC COMPANY BOARDS
Current •Syros Pharmaceuticals, Inc. Past 5 Years •Evelo Biosciences, Inc.

2022 PROXY STATEMENT	23

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Current Director Not Standing for Re-Election

Marc E. Lippman, M.D.	Independent

KEY QUALIFICATIONS
Dr. Lippman’s extensive experience in treating patients and conducting oncology research at the National Cancer Institute and at the medical schools of the University of Miami, the University of Michigan and Georgetown University provides an important patient perspective and focus on innovation in our development of targeted oncology therapies.

RECENT EXPERIENCE
Age: 77 Director Since: 2000 Term Expires: 2022 Committees: •Governance
Georgetown University Medical Center’s Lombardi Comprehensive Cancer Center
•Professor of Oncology (2018-present)
University of Miami Leonard M. Miller School of Medicine
•Kathleen and Stanley Glaser Professor of Medicine and Chairman of the Department of Medicine (2017-2018)
•Deputy Director of the Sylvester Comprehensive Cancer Center (2008-2017)

OTHER PUBLIC COMPANY BOARDS
•None

24

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Board Skills and Experience

	Baker	Gryska	Lippman	Love	Orwin	Seth	Siegall	Simonian	Welch
CEO/CFO Leadership Experience serving as a chief executive officer or chief financial officer at a publicly traded or private organization
Financial / Accounting Experience or expertise in financial accounting and reporting processes or the financial management of an organization
Scientific Scientific expertise related to the healthcare industry
Healthcare Industry Experience with complex issues within the healthcare industry
Regulatory Experience with regulation in the healthcare industry
Business Strategy / Operations Experience overseeing and/or driving strategic direction and growth of an organization
Public Company Governance Experience as a board member of another public company
Capital Markets Experience Experience in capital market transactions or mergers and acquisitions
Board Composition
INDEPENDENCE

89% Independent
TENURE

■ 2 directors 0-6 years	■ 4 directors 16+ years
■ 3 directors 7-15 years
GENDER DIVERSITY

22% Women
ETHNIC DIVERSITY

22% Diverse

2022 PROXY STATEMENT	25

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Board Refreshment
Under our Corporate Governance Guidelines, our Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. In this regard, our Governance Committee identifies and evaluates individuals qualified to serve as Board members, including evaluating incumbent directors for re-election, and recommends to the Board nominees for election as directors. On an annual basis, our Governance Committee is tasked with considering and articulating the qualities, experiences, skills and attributes that qualify each director to be a member of the Board in light of our business and structure and assessing its effectiveness in diversifying the Board. Our Governance Committee also oversees an annual Board self-evaluation process. Director responses are collated into a summary by an outside third party, and the results are discussed with the full Board.
Director Nomination Process
The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. In determining whether to recommend a director for re-election, the Governance Committee considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees, as well as the nature and time involved in a director’s service on other boards. It also considers the overall composition of the Board, including considerations of refreshment and diversity. If there is a vacancy on the Board as a result of a resignation or otherwise, or if the Board decides not to nominate a member for re-election or decides to add a member to the Board, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above and the Board’s needs. Current members of the Board are asked to submit suggestions as to individuals meeting the criteria described above.

SOURCES FOR CANDIDATE POOL	Suggestions are collected from: •Independent directors •Management •A third-party search firm may be engaged, as needed

IN-DEPTH REVIEW
•Assess skills, experience and characteristics, including diversity
•Review independence and potential conflicts
•Screen qualifications
•Directors involved in selection and screening process meet in person or telephonically with candidates

FULL BOARD REVIEW	Review candidates recommended by the Governance Committee

BOARD NOMINATION	Nominate and appoint candidate and, as applicable, nominate candidate to stand for election at the annual meeting of shareholders

26

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Criteria for Board Membership
The Governance Committee assesses many characteristics and diversity considerations when reviewing director candidates and these characteristics are set forth in our Corporate Governance Guidelines.
Among the characteristics to be considered are:

•professional background; •depth and breadth of experience; •wisdom; •sound business judgment; •integrity; •collegiality; •ability to make independent analytical inquiries;
•understanding of the Company’s business environment;
•familiarity with the biotechnology industry;
•willingness to devote adequate time to Board duties;
•the interplay of the candidate’s experience and skills with those of other Board members; and
•the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

Our Corporate Governance Guidelines further provide that the Governance Committee seeks nominees with:
•a broad range of experience, viewpoints, professions, skills, geographic representations and cultural backgrounds; and
•diversity of race, ethnicity, gender, age and sexual orientation.
We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and should represent an appropriate balance between institutional knowledge and fresh perspectives.

Commitment to Diversity
In February 2021, in order to advance our efforts to promote a diverse set of directors, our Board revised our Corporate Governance Guidelines to implement a “Rooney Rule” policy that, when a third-party search firm is engaged and asked to furnish a list of possible director candidates, the firm will be instructed to include women and candidates from underrepresented communities who meet the applicable business and search criteria.

Board Diversity Matrix
(As of February 15, 2022)

Total Number of Directors			9
Gender Identity	Female	Male		Non-Binary	Did Not Disclose Gender
Directors	2	7		0	0
Demographic Background
African American or Black	0	1		0	0
Alaskan Native or Native American	0	0		0	0
Asian	1	0		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	1	6		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+	0	0		0	0
Did Not Disclose Demographic Background	0	0		0	0

2022 PROXY STATEMENT	27

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Shareholder Director Nominations and Recommendations
In accordance with our bylaws and applicable law, nominations for directors may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose. The requirements a shareholder must follow for nominating persons for election as directors are set forth in our bylaws and under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2023 Annual Meeting of Shareholders?” below in this proxy statement.
The Governance Committee will also consider director candidates recommended by shareholders. In order to recommend director candidates to the Governance Committee, shareholders should follow the procedures in our bylaws for director nominations. If a shareholder complies with these procedures for recommending persons for election as directors, the Governance Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the Governance Committee’s independent judgment in accordance with the policies and procedures adopted in the Governance Committee’s charter, will determine whether to recommend the candidate(s) recommended by the shareholders to the Board for inclusion in the list of candidates for election as directors at the next shareholder meeting held to elect directors. The Governance Committee does not intend to alter the manner in which it evaluates director candidates based on whether or not the candidate was recommended by a shareholder.
Majority Voting in Uncontested Elections
Our bylaws provide for a majority voting standard in uncontested director elections, instead of plurality voting. In uncontested elections, a director must be elected by a majority of the votes cast with respect to the election of such director (meaning the number of shares voted “for” such nominee’s election must exceed the number of votes cast “against” his or her election) at any meeting for the election of directors at which a quorum is present. However, in the event of a contested election of directors, directors shall be elected by the highest number of votes, or a plurality of votes, cast.
In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.
Board Classification
The Board believes that there is no single approach to corporate governance that is appropriate for all companies and that the key consideration in determining whether to implement a particular governance practice is whether that practice promotes the interests of shareholders, taking into account the specific circumstances of Seagen. The Board has reviewed the rationale for its current classified structure and continues to believe that a classified board is the appropriate board structure for Seagen at this time and is in the best interest of our shareholders for the reasons set forth below:
•Long-Term Focus. The Board believes that a classified board encourages directors to look to the long-term best interest of Seagen and our shareholders by strengthening the independence of non-employee directors against the often short-term focus of certain investors and special interests.

28

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
•Continuity of Board Leadership. A classified board allows for a greater amount of stability and continuity, providing institutional perspective and knowledge both to management and other directors in a time of rapid growth and transformation for Seagen. In addition, the development and commercialization of pharmaceuticals is complex and requires significant expertise. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our highly technical business, including our relationships with our current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the biotechnology and pharmaceutical industries. Each year the Governance Committee reviews the qualifications and performance of the directors prior to nominating them to stand for re-election. We believe the benefit of a classified board to Seagen and our shareholders comes not from continuity alone—but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term shareholder interests.
•Unsolicited Takeover Protection. A classified board can reduce vulnerability to potential abusive takeover tactics by encouraging persons seeking control of Seagen to negotiate with the Board and thereby better positioning the Board to negotiate effectively on behalf of all shareholders. Because less than a majority of directors stand for election at each annual meeting under a classified board structure, a hostile bidder could not simply replace a majority of the Board at a single annual meeting with directors aligned with the hostile bidder’s own interests, thereby gaining control of Seagen without paying a fair market price to all shareholders. Rather, in the interests of fairness to shareholders as a whole, having a classified board encourages the hostile bidder to negotiate directly with the Board on a potential transaction.
In sum, Seagen has benefited from the independence and continuity of experienced leadership provided by our Board under the classified structure, and we believe these factors have been critical drivers of the significant growth in shareholder value that Seagen has generated over time.

2022 PROXY STATEMENT	29

Corporate Governance

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments.
Board Leadership Structure

Clay B. Siegall	Chief Executive Officer and Chairman of the Board

Our Board has chosen to combine the principal executive officer and Board chair positions and, in addition, has appointed a separate lead independent director. Dr. Siegall has served as our principal executive officer and Board chair since 2004. At the present time, the independent directors believe that Dr. Siegall’s in-depth knowledge of our operations and vision for our development make him the best-qualified director to serve as Board chair. We believe that combining the positions of chief executive officer and Board chair provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined chief executive officer/Board chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board chair with an extensive history with and knowledge of Seagen (as is the case with our chief executive officer) as compared to an independent Board chair with less direct involvement.

30

CORPORATE GOVERNANCE

Felix J. Baker	Lead Independent Director

Under our Corporate Governance Guidelines, when the Board chair also serves as our chief executive officer or as another executive officer of Seagen, the Board may designate an independent director who acts as a lead independent director. The position of lead independent director has been structured to serve as an effective balance to a combined chief executive officer/Board chair. In addition, we believe that having a lead independent director, who is independent of management, creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of Seagen and its shareholders. Since February 2005, Dr. Baker has served as the lead independent director of the Board. In this role, he is responsible for coordinating the activities of the independent directors. His formal and informal duties include, among others:
•providing leadership to the Board complementary to the Board chair;
•working with the Board chair to set the agenda for Board meetings and to schedule such meetings to ensure sufficient time for discussion of agenda items;
•approving materials and information presented to the Board for Board meetings;
•serving as the principal liaison between the independent directors and the Board chair;
•calling executive sessions of the independent directors;
•chairing executive sessions of the independent directors without management present;
•chairing Board meetings if the Board chair is not in attendance; and
•if requested by shareholders, ensuring that he is available, when appropriate, for consultation and direct communication.
In addition, as chair of our Compensation Committee, Dr. Baker provides additional oversight of management by leading the annual evaluation of the pay and performance of our chief executive officer and our other executive officers.

Director Independence
Our Board of Directors has determined that all of our directors are independent directors within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards, except for Clay B. Siegall, our President and Chief Executive Officer. Our Board of Directors considered Dr. Baker’s role as a Co-Managing Member of Baker Brothers Investments, and the relationship Seagen has with Baker Brothers Investments and affiliated entities as significant shareholders in making the determination that Dr. Baker is independent.

2022 PROXY STATEMENT	31

CORPORATE GOVERNANCE
Director Commitments
Our Board only nominates candidates who it believes will be able to devote sufficient time and attention to fulfill their duties, taking into account each candidate’s principal occupation, other board service, attendance and performance. Our policy on multiple board memberships, as outlined in our Corporate Governance Guidelines, is outlined below. All of our directors are in compliance with this policy.

Director who also serves as a Section 16 officer of a public company	≤3 public company boards including our Board unless approved in advance by our Board
Director who is not a Section 16 officer of a public company	≤5 public company boards including our Board unless approved in advance by our Board
Non-employee directors are required to notify the chair of the Governance Committee if they:
•retire from their executive positions at outside companies;
•change the position they held when they became a member of the Board; or
•desire to join the board of a private or public company.
After receiving such a notice, the chair of the Governance Committee will review the appropriateness of continued Board membership (or, as applicable, the appropriateness of joining any additional board of directors) under the circumstances, or if the chair desires, refer the matter to the full Governance Committee for review. The affected director will be expected to act in accordance with the decision of the chair of the Governance Committee or the Governance Committee as a whole, as applicable, resulting from such review.
We are aware that some shareholders have policies that are more restrictive than our policy on director commitments. Over the past year, our Governance Committee has continued to review shareholder policies on director time commitments. We also discussed this topic during shareholder engagements in 2021.
Our Governance Committee and Board monitor director time commitments throughout the year, including via the annual Board evaluation process. They believe that each of our directors has demonstrated an ongoing commitment and ability to devote ample time and attention to their duties as directors of Seagen based on their exemplary participation in meetings of our Board and, where applicable, the Board committees on which they serve. Each of our directors also brings important expertise and experience to Seagen, as described more fully under “Current Directors and Nominees for the Board of Directors” above in this proxy statement. We describe how the Governance Committee considers available or self-identified information regarding potential director nominees, including professional qualifications and experience, as well as diversity of race, ethnicity, gender, age and sexual orientation under “Current Directors and Nominees for the Board of Directors—Director Nomination Process—Criteria for Board Membership.” The Board believes that it is in the Company’s and its shareholders’ best interest that each of our current directors continue to serve on our Board.

32

CORPORATE GOVERNANCE
In recommending to the full Board the re-election of Dr. Love, the members of the Governance Committee considered the Company’s policy as well as the policies at some of the Company’s major shareholders regarding the number of outside boards on which an active CEO should serve. In addition to our Board, Dr. Love serves on the boards of directors of two other public companies: Royalty Pharma plc and Global Blood Therapeutics, Inc., where he also serves as President and CEO. Our Governance Committee and Board believe that Dr. Love has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively. They believe that it is in the Company’s best interest that he continue to serve as a director for the following reasons:
•Dr. Love’s depth of experience in leadership and management within the pharmaceutical industry provides significant industry knowledge, strategic insights and operational and management expertise to our Board, and his experience as a practicing physician brings a better understanding of patient perspectives. In addition, his experience on the boards of directors of other public companies will continue to benefit us by providing him with insight and experience that enhance his value to our Board.
•Dr. Love’s experience, viewpoints, skills and demographic background add to the diversity of our Board.
•Dr. Love’s attendance record demonstrates his commitment to our board, participating in 100% of Board meetings and 100% of Audit Committee meetings since he began serving on our Board.
•Dr. Love is consistently prepared and has exemplary participation at meetings of the Board and Audit Committee, and he contributes significantly to discussions and decision making. He is also appropriately engaged with management and the other members of the Board outside of meetings of the Board and Audit Committee.
•Dr. Love has assured our Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties as a member of the Board and Audit Committee.
•Global Blood Therapeutics and Royalty Pharma are both in the biopharmaceutical industry. Dr. Love has attended 100% of the board meetings of Global Blood Therapeutics since he joined the board in 2013. He has also attended 100% of the board and nominating and corporate governance committee meetings of Royalty Pharma since he joined in 2020. As reported in their respective annual reports on Form 10-K for the year ended December 31, 2021, Global Blood Therapeutics had only 457 full-time employees as of the end of 2021, and Royalty Pharma had no employees other than its executive officers.
•Dr. Love does not serve on the boards of any privately-held companies, and as a result, his other company board commitments are limited to Royalty Pharma and Global Blood Therapeutics.
Based on all of the above considerations, our Governance Committee and Board believe that Dr. Love’s re-election is in the best interest of Seagen and our shareholders.
Our Board continues to actively discuss the topic of director commitments in light of evolving shareholder positions on this topic. In November 2021, the Board resolved to recommend that directors and the Governance Committee collectively make good faith efforts to reduce over time, and in a manner consistent with the directors' fiduciary duties, the number of directors who serve on more than four public company boards to the extent such director is not an executive officer of a public company or on more than two public company boards to the extent such director is an executive officer of a public company.

2022 PROXY STATEMENT	33

CORPORATE GOVERNANCE
Board Committees
The Board has a standing Audit Committee, Compensation Committee and Governance Committee, each of which is made up solely of independent directors. Each of these committees operates under a written charter setting forth the functions and responsibilities of the committee, which is available on our website at www.seagen.com.
Our Board of Directors has also determined that all of the members of the Compensation Committee currently serving are independent under the additional criteria for members of the Compensation Committee under the Nasdaq listing standards. In the case of Dr. Baker, our Board of Directors determined that, given his affiliation with our largest shareholder, his interests are aligned with other shareholders in seeking an appropriate executive compensation program for Seagen. In addition, the Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and that Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. There are no family relationships among any of the directors or executive officers of Seagen.

Audit Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2021
David W. Gryska*	Ted W. Love	Alpna H. Seth	5

KEY FUNCTIONS
•appoint and establish the fees for our independent registered public accounting firm;
•review and approve the procedures we use to prepare our periodic and annual reports;
•review and discuss with management and our independent auditor our quarterly earnings release, financial statements, and related periodic SEC filings;
•review our critical accounting policies and critical audit matters;
•review the independence of the independent registered public accounting firm in accordance with the Public Company Accounting Oversight Board;
•monitor the effectiveness of the audit effort; and
•oversee our financial and accounting organization, our system of internal accounting controls and our internal audit function.

*	Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K.

34

CORPORATE GOVERNANCE

Compensation Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2021
Felix J. Baker	John A. Orwin	Daniel G. Welch	6

KEY FUNCTIONS
•review and advise the Board regarding the performance of the CEO and other executive officers;
•review overall corporate performance against goals and determine corporate payout factor used for annual executive and nonexecutive bonuses;
•review and determine the compensation to be paid to the Company’s executive officers;
•establish and administer our policies regarding annual executive salaries, cash incentives and long-term equity incentives;
•oversee our equity plans, long-term incentive plans, executive bonus plan and other compensation policies, plans and programs;
•review with management our executive succession planning and other human capital management practices and policies, including diversity and inclusion initiatives;
•review with management our Compensation Discussion and Analysis; and
•review the compensation paid to our directors.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES
Information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Director Compensation” below. In accordance with its charter, the Compensation Committee may delegate any of its authority or responsibility as appropriate, except to the extent inconsistent with any applicable laws and rules, including the Nasdaq listing standards. Our Compensation Committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

Governance Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2021
Nancy A. Simonian	Felix J. Baker	Marc E. Lippman	3

KEY FUNCTIONS
•identify and evaluate individuals qualified to serve as members of the Board and consider board composition, including evaluating incumbent directors for re-election;
•recommend nominees to the Board for election as directors of Seagen and appointment as members of the committees of the Board;
•develop and make recommendations to the Board regarding the Company’s Corporate Governance Guidelines and provide oversight with respect to corporate governance and ethical conduct; and
•oversee an annual evaluation of the performance of the Board.

2022 PROXY STATEMENT	35

CORPORATE GOVERNANCE
Board Risk Oversight

Board of Directors

Our Board has overall responsibility for risk oversight with a focus on the most significant risks facing Seagen. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the Chief Executive Officer’s report on operations to the Board at regularly scheduled Board meetings and at presentations to the Board and its committees by the respective committee chairs, our Chief Financial Officer, our Chief Legal Officer and other officers. In addition, management periodically reports to the Board on enterprise risk management. Our Board also retains responsibility for assessment of succession-related risks and succession planning.
The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE COMMITTEE
•Reviews and oversees risks related to cybersecurity and compliance matters, including but not limited to, Foreign Corrupt Practices Act compliance.
•Reviews and oversees
related-party transactions on behalf of Seagen.

•Evaluates the risks and rewards associated with our compensation philosophy and programs.
•Reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. For more detail see “Compensation of Executive Officers—Compensation Discussion and Analysis— Compensation Practices and Policies—Compensation and Risk,” below in this proxy statement.
•Discusses with management the procedures that have been put in place to identify and mitigate potential risks in compensation.
•Oversees risks related to Seagen’s governance structure and processes, board composition, refreshment and committee leadership.

Management

Our Chief Legal Officer works with our committees and Board to develop risk identification, risk management and risk mitigation strategies, and management reports periodically to the Board and the committees on Seagen’s risk profile and various management and mitigation strategies.

36

CORPORATE GOVERNANCE
Succession Planning
Succession planning is an important part of planning for the long-term success of our business. Under our Corporate Governance Guidelines, our Board is responsible for CEO succession planning, and they discuss CEO and executive officer performance and succession in executive sessions. In addition, our CEO and senior executives actively discuss future candidates for leadership positions at all levels within our organization. In fall 2021, we held an executive succession planning session at the Compensation Committee level with the support of our Executive Vice President, Human Resources.
Board and Committee Meetings and Attendance
The Board met six times and acted by written consent two times during 2021. On at least a quarterly basis, the Board meets in executive sessions of independent directors without management present. During 2021, the Audit Committee held five meetings and acted by written consent one time, the Compensation Committee held six meetings and acted by written consent five times and the Governance Committee met three times. Each of our directors attended at least 75% of the aggregate of Board and applicable committee meetings during his or her service on the Board or applicable committees during 2021.
Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of shareholders, directors are encouraged to attend. Seven of our directors then serving attended the 2021 Annual Meeting of Shareholders.
Shareholder Engagement
In 2021, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the 2021 Annual Meeting of Shareholders and at various other times throughout the year. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments, as well as our Chief Financial Officer. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2022 PROXY STATEMENT	37

CORPORATE GOVERNANCE

2021 Shareholder Engagement Effort	We reached out to investors representing approximately 71% of our outstanding shares as of September 30, 2021.		Of the shareholders we reached out to, we engaged in discussions with all that responded, representing approximately 57% of our outstanding shares as of September 30, 2021.

Shareholder Feedback	In 2021, these discussions covered a wide range of topics, including:

	•diversity, equity and inclusion and human capital management	•director commitments	•executive compensation	•corporate responsibility

Outcomes of Engagement	The feedback from discussions with shareholders led to changes in 2021 to our corporate governance practices and disclosures, as described below.

•Formally adopted a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of any director nominee searches.
•Enhanced our disclosures relating to environment, social and governance matters through the publication of our inaugural Corporate Responsibility Report, including SASB-aligned metrics, which is accessible through the Seagen website.
•Updated Compensation Committee charter to include responsibility for reviewing human capital management and diversity, equity and inclusion initiatives.
•In recognition of shareholder feedback about director board commitments, Dr. Simonian reduced the number of public company boards on which she served.
•Expanded our 2021 PSU program to include all executives. This change was intended to create strong alignment of executive pay with a common set of three-year cumulative net product sales revenue and relative TSR goals and to build stronger retention.

Communications with the Board of Directors
Our Board of Directors currently does not have a formal process for shareholders to send communications to the Board of Directors. Nevertheless, efforts are made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. Shareholders wishing to formally communicate with the Board of Directors may send communications directly to Seagen Inc., Attention: Investor Relations, 21823 – 30th Drive SE, Bothell, Washington 98021, and communications that are relevant to the duties and responsibilities of the Board will be forwarded, as appropriate. If the communication regards a shareholder proposal to be considered at an annual meeting of shareholders, the methods and timing for submitting a shareholder proposal are covered under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2023 Annual Meeting of Shareholders?”

38

CORPORATE GOVERNANCE
Corporate Governance Guidelines
As a part of the Board’s commitment to building long-term shareholder value and maintaining sound corporate governance, the Board has adopted a set of Corporate Governance Guidelines, which guides the operation of the Board and its committees. Our Corporate Governance Guidelines cover, among other topics, Board composition, structure and functioning, including our director resignation policy, Board membership criteria, including but not limited to diversity considerations, director independence, Board self-evaluations, committees of the Board, Board access to management and independent advisers, stock ownership guidelines for members of the Board and our executive officers, and succession and leadership development. A copy of the Corporate Governance Guidelines can be viewed on our website at www.seagen.com.
Stock Ownership Guidelines
Our Corporate Governance Guidelines include stock ownership guidelines for our directors and executive officers. For more information about these guidelines, please see “Director Compensation—Director Stock Ownership Guidelines” and “Compensation of Executive Officers—Compensation Discussion and Analysis— Compensation Practices and Policies—Stock Ownership Guidelines” below.
Code of Conduct and Business Ethics
The Board of Directors has adopted a Code of Conduct and Business Ethics, or the Code of Ethics, for all directors, officers and employees of Seagen Inc. A copy of the Code of Ethics can be viewed on our website at www.seagen.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website at the website address specified above.
Whistleblower Policy
Seagen has adopted a Whistleblower Policy applicable to its employees that provides for protection from retaliation or discrimination by Seagen due to reporting issues relating to concerns involving questionable accounting or auditing matters and compliance with applicable laws and regulations.
Prohibitions on Hedging, Pledging and Short-Term Speculative Transactions
Under the terms of our insider trading policy, no employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seagen that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.

2022 PROXY STATEMENT	39

Director Compensation

The responsibility for reviewing director compensation and recommending changes to the Board is vested in the Compensation Committee per its charter. The Compensation Committee reviews our director compensation against the director compensation of our peer group companies annually, as described below under “Processes and Procedures for Determining Director Compensation.”
Cash Compensation
Our non-employee directors receive an annual cash retainer for service on the Board, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board and Board committee meetings, as well as additional retainers for service as our lead independent director or service on committees of the Board. The retainers for service on the Board and Board committees in 2021 are set forth below:

Service	2021 Annual Cash Compensation
Non-Employee Director		$60,000
Lead Independent Director		$40,000
	Chair	Member
Audit Committee	$25,000	$12,500
Compensation Committee	$22,000	$10,000
Governance Committee	$15,000	$7,500
Effective January 1, 2022, on the recommendation of the Compensation Committee based on a review of our peer group companies, the Board revised the annual retainers for the chair and non-chair members of the Governance Committee from $15,000 and $7,500, respectively, to $16,000 and $8,000, respectively. The Board maintained all other annual cash retainers for non-employee directors at the 2021 levels. If a non-employee director has not served on the Board or a Board committee for the full year, the Board and any applicable Board committee retainers will be prorated for the portion of the year served.
Equity Compensation
Our Board has established a policy of providing each new non-employee director of Seagen an initial grant of stock options and restricted stock units, or RSUs, under our Amended and Restated 2007 Equity Incentive Plan, or the 2007 Equity Plan. These initial awards are granted effective on the date on which a recipient first becomes a non-employee director of Seagen. In addition, effective on the date of each annual meeting of shareholders, each non-employee director receives an annual grant of stock options and RSUs under the 2007 Equity Plan if, on such date, he or she has served on the Board for at least six months prior to such date. For 2021, the target values of the initial and annual grants to non-employee directors were as follows:

	Target Value of Option Award(1)	Target Value of RSU Award(2)	Total Target Value of Award
Initial grant	$300,000	$300,000	$600,000
Annual grant	$200,000	$200,000	$400,000
(1)The actual number of shares underlying each option grant is calculated based on an approximation of the target award value based on the average closing stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation.
(2)The actual number of shares underlying each RSU grant is calculated by dividing the target value of the RSU award by the average closing stock price during the 30 calendar days preceding the effective date of the grant.

40

DIRECTOR COMPENSATION
Effective as of the date of the Annual Meeting, on the recommendation of the Compensation Committee based on a review of peer group companies, the total target value of initial grants to non-employee directors was revised downward and prorated to be an amount equal to $400,000 multiplied by a fraction, the numerator of which is the number of days between the date the director is appointed to the Board and the date of the first anniversary of the Company’s last annual meeting of shareholders, and the denominator of which is 365, with 50% of the value to be granted in the form of stock options and 50% of the value to be granted in the form of RSUs.
In 2021, each of our non-employee directors who was serving at the time of our 2021 Annual Meeting of Shareholders received an annual option grant to purchase 3,462 shares of common stock and an annual RSU grant covering 1,402 shares of common stock, effective on the date of our 2021 Annual Meeting of Shareholders.
The exercise price of options granted to our directors is equal to closing price of our common stock on the Nasdaq Global Select Market on the effective date of the grant. Options granted to non-employee directors under the 2007 Equity Plan have ten year terms and remain exercisable for up to three months following the grantee’s termination of service, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).
The initial option grants made prior to the Annual Meeting vest as to 25% of the underlying shares on the first anniversary of the grant date and ratably thereafter on a monthly basis until such grant is fully vested on the fourth anniversary of the grant date, and the initial RSU grants made prior to the Annual Meeting vest as to 25% per year over a four year period on the anniversaries of the vesting commencement date, subject in both cases to continued service. Any initial option grants and initial RSU grants made after the Annual Meeting will vest on the first anniversary of the grant date subject to continued service. The annual option and RSU awards made to each of our eligible directors in 2021 will vest on May 14, 2022, subject to continued service. In addition, all non-employee directors would receive full acceleration of vesting of any outstanding options or RSU awards under the 2007 Equity Plan immediately prior to a change in control of Seagen.
Director Stock Ownership Guidelines
In order to align the interests of the directors with Seagen’s shareholders, our Corporate Governance Guidelines state that all non-employee directors should, not later than December 31st of the year during which the applicable director achieves his or her fifth anniversary as a non-employee director, own, directly or indirectly, a number of shares of Seagen common stock with a value not less than five times the annual cash retainer paid by Seagen to such director for service on the Board, not including any applicable committees, and thereafter such director should continue to own a number of shares with such value until he or she is no longer a director. The Compensation Committee used December 31, 2021 as the date to assess compliance with these director ownership guidelines. All of our non-employee directors serving as of such date were in compliance with these guidelines or had not yet reached the applicable deadline for compliance.
Processes and Procedures for Determining Director Compensation
In December 2020, Aon’s Human Capital Solutions Practice, a division of Aon plc, or Aon, our Compensation Committee’s compensation consultant, conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee in June 2020, with input from senior management and Aon. Aon concluded that the annual retainer paid to our lead independent director and the annual retainers for service as a member of the Audit and Governance Committees were below the 50th percentile within this peer group. As a result of this analysis, in December 2020, our Compensation Committee recommended that these annual cash retainers be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors in such positions at these peer group companies, and in February 2021, the Board approved this recommended change, resulting in the cash compensation effective January 1, 2021 described above.

2022 PROXY STATEMENT	41

DIRECTOR COMPENSATION
In December 2021, Aon conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Aon, in June 2021. Aon concluded that the annual retainers for service as the chair and as a member of the Governance Committee were below the 50th percentile of this peer group. In addition, Aon advised that market practice among this peer group and within our industry was moving away from premium initial equity grants for new directors in favor of prorated initial equity grants. As a result of this analysis, in December 2021, our Compensation Committee recommended that the annual cash retainers for the chair and members of the Governance Committee be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors in such positions at these peer group companies, and in February 2022, the Board approved this recommended change, resulting in the cash compensation effective January 1, 2022 described above. In addition, our Compensation Committee recommended that initial equity grants for new directors be revised downward and prorated to align with the most common practice among these peer group companies, and in February 2022, the Board approved this recommended change, resulting in the reduced initial equity grant levels effective as of the Annual Meeting described above.
For additional information on the peer groups approved by the Compensation Committee in June 2020 and June 2021, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation-Setting Process—Competitive Positioning” below.
Under the 2007 Equity Plan, the aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board of Directors with respect to any calendar year may not exceed $1,000,000 in total value (calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,500,000.
Director Compensation Table
The following table sets forth all of the compensation awarded to or earned by each person who served as a non-employee director during 2021. Dr. Siegall, our only employee director, receives no compensation for Board service but is reimbursed for reasonable and customary travel expenses. Dr. Siegall’s compensation is described under “Compensation of Executive Officers” below.

Name	Fees Earned or Paid in Cash in 2021(1) $	Stock Awards(2) $	Option Awards(3) $	Total $
Felix J. Baker, Ph.D.(4)(12)	129,500	206,795	192,200	528,495
David W. Gryska(5)(12)	85,000	206,795	192,200	483,995
Marc E. Lippman, M.D.(6)(12)(13)	67,500	206,795	192,200	466,495
Ted W. Love M.D.(7)(12)	72,500	206,795	192,200	471,495
John A. Orwin(8)(12)	70,000	206,795	192,200	468,995
Alpna H. Seth, Ph.D.(9)(12)	72,500	206,795	192,200	471,495
Nancy A. Simonian, M.D.(10)(12)	75,000	206,795	192,200	473,995
Daniel G. Welch(11)(12)	70,000	206,795	192,200	468,995
(1)Fees paid in cash for Board and Committee services reflect the retainers for 2021 as discussed above.
(2)The amounts in this column represent the aggregate full grant date fair value of RSU awards granted during 2021 in accordance with FASB ASC Topic 718 with no estimate for future forfeitures, which value is based on the closing price of our common stock on the date of grant of May 14, 2021.
(3)The amounts in this column represent the aggregate full grant date fair value of options granted during 2021 calculated in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The option awards amounts represent the grant date fair value of options granted on May 14, 2021.
(4)Dr. Baker served as our lead independent director, chair of our Compensation Committee and a member of our Governance Committee in 2021. The fees earned included a $60,000 retainer for Board service, a $40,000 retainer for service as the lead independent director, a $22,000 retainer for service as the chair of our Compensation Committee, and a $7,500 retainer for service as a member of our Governance Committee.
(5)Mr. Gryska served as chair of our Audit Committee in 2021. The fees earned included a $60,000 retainer for Board service and a $25,000 retainer for service as chair of our Audit Committee during 2021.

42

DIRECTOR COMPENSATION
(6)Dr. Lippman served as a member of our Governance Committee in 2021. The fees earned included a $60,000 retainer for Board service and a $7,500 retainer for service as a member of our Governance Committee.
(7)Dr. Love served as a member of our Audit Committee from August through December 2021. The fees earned included a retainer for Board service in the amount of $60,000 and a retainer for service as a member of our Audit Committee in the amount of $12,500.
(8)Mr. Orwin served as a member of our Compensation Committee during 2021. The fees earned included a $60,000 retainer for Board service and a $10,000 retainer for service as a member of our Compensation Committee.
(9)Dr. Seth served as a member of our Audit Committee in 2021. The fees earned included a $60,000 retainer for Board service and a $12,500 retainer for service as a member of our Audit Committee.
(10)Dr. Simonian served as chair of our Governance Committee in 2021. The fees earned included a $60,000 retainer for Board service and a $15,000 retainer for service as chair of our Governance Committee.
(11)Mr. Welch served as a member of our Compensation Committee in 2021. The fees earned included a $60,000 retainer for Board service and a $10,000 retainer for service as a member of our Compensation Committee.
(12)As of December 31, 2021, our non-employee directors held outstanding stock awards and options, as follows:

Name	Number of Shares Underlying Outstanding Restricted Stock Units	Number of Shares Subject to Outstanding Options
Felix J. Baker, Ph.D.	1,402	85,711
David W. Gryska	1,402	85,711
Marc E. Lippman, M.D.	1,402	22,931
Ted W. Love, M.D.	2,751	7,922
John A. Orwin	1,402	63,211
Alpna H. Seth, Ph.D.	1,402	27,921
Nancy A. Simonian, M.D.	1,402	93,211
Daniel G. Welch	1,402	50,711
(13)Dr. Lippman is not standing for re-election, and his service as a director will end as of the Annual Meeting.

2022 PROXY STATEMENT	43

Executive Officers

The executive officers of Seagen, their ages as of March 31, 2022, and certain other information about them are set forth below:

Non-Director Executive Officers	Age	Company Positions/Offices
Clay B. Siegall, Ph.D.	61	President and Chief Executive Officer
Todd E. Simpson	61	Chief Financial Officer
Roger D. Dansey, M.D.	65	Chief Medical Officer
Vaughn B. Himes, Ph.D.	61	Chief Technical Officer
Jean I. Liu	53	Chief Legal Officer
Chip R. Romp	54	Executive Vice President, Commercial U.S.
Executive Officer Profiles

Clay B. Siegall, Ph.D.	President and Chief Executive Officer

Clay B. Siegall, Ph.D. co-founded Seagen in 1997. He has served as our Chief Executive Officer since November 2002, as our President since June 2000, as one of our directors since December 1997 and as our Board chairman since March 2004. Dr. Siegall also served as our Chief Scientific Officer from December 1997 until November 2002. Prior to co-founding Seagen, Dr. Siegall was with the Bristol-Myers Squibb Pharmaceutical Research Institute from 1991 to 1997, most recently as a Principal Scientist. From 1988 to 1991, Dr. Siegall was a Staff Fellow/Biotechnology Fellow at the National Cancer Institute, National Institutes of Health. In addition to Seagen, Dr. Siegall serves as a director of Nurix Therapeutics, Inc., a publicly-traded biotechnology company, and chairman of the board of Umoja Biopharma, Inc., a privately held biotechnology company. He previously served as a director of three other publicly-traded biotechnology companies, Alder BioPharmaceuticals, Inc., which was acquired by H. Lundbeck A/S in 2019, Mirna Therapeutics, Inc. and Ultragenyx Pharmaceutical Inc. Dr. Siegall received a Ph.D. in Genetics from George Washington University and a B.S. in Zoology from the University of Maryland.

44

EXECUTIVE OFFICERS

Todd E. Simpson	Chief Financial Officer

Todd E. Simpson has served as our Chief Financial Officer since October 2005. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and CFO of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and CFO of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson currently serves as chairman of the board of directors of Neoleukin Therapeutics, Inc., a publicly-traded biotechnology company. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University.

Roger D. Dansey, M.D.	Chief Medical Officer

Roger D. Dansey, M.D. has served as our Chief Medical Officer since May 2018. Prior to that, Dr. Dansey served as Senior Vice President, Clinical Oncology Research at Merck & Co. from January 2015 through April 2018. While at Merck, Dr. Dansey was Therapeutic Area Head for Late Stage Oncology and was responsible for the ongoing registration efforts for KEYTRUDA® (pembrolizumab) across multiple tumor types. Prior to Merck, from August 2013 to December 2014, Dr. Dansey served as the Vice President, Oncology Clinical Research at Gilead Sciences, Inc. Dr. Dansey previously worked at Amgen in roles of increasing responsibility in Amgen’s oncology and hematology therapeutic areas, including as the Global Development Leader for XGEVA®. Dr. Dansey currently serves as a director of INOVIO Pharmaceuticals, Inc., a publicly-traded biotechnology company. Dr. Dansey received his Medical Degrees from the University of Witwatersrand, Johannesburg, South Africa.

Vaughn B. Himes, Ph.D.	Chief Technical Officer

Vaughn B. Himes, Ph.D. has served as our Chief Technical Officer since August 2016. Dr. Himes joined Seagen as Executive Vice President, Technical Operations in April 2009 and served as our Executive Vice President, Technical Operations and Process Science from July 2012 until August 2016. Previously, Dr. Himes was with ZymoGenetics, Inc. from November 2005 to March 2009, most recently as Senior Vice President, Technical Operations where his responsibilities included commercial and clinical manufacturing, supply chain and logistics, quality control and process development. From March 2003 to October 2005, he was Vice President, Manufacturing at Corixa, Inc. Prior to that, he held Vice President positions in manufacturing and development at Targeted Genetics and Genovo, Inc. Dr. Himes received a B.A. in Chemistry from Pomona College in California and a Ph.D. in Chemical Engineering from the University of Minnesota.

2022 PROXY STATEMENT	45

EXECUTIVE OFFICERS

Jean I. Liu	Chief Legal Officer

Jean I. Liu has served as our Chief Legal Officer since December 2021 and as our Corporate Secretary since November 2014. She also served as our General Counsel, Executive Vice President, Legal Affairs from November 2014 to December 2021. Prior to that, she served as Vice President and General Counsel of Halozyme Therapeutics, Inc., a publicly-traded biotechnology company, from November 2011 to November 2014. From 1998 to 2011, she was with Durect Corporation, a publicly-traded biotechnology company, where she served in positions of increasing responsibility, including most recently Chief Legal Officer and Corporate Secretary. Prior to Durect, Ms. Liu was with the law firms of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) and Venture Law Group where she focused on broad areas of legal advisory for early stage companies, including technology transfer, licensing, and intellectual property litigation. Ms. Liu serves as a director of Connect Biopharma Holdings Ltd., a publicly-traded biotechnology company. Ms. Liu received her B.S. in Cellular and Molecular Biology with highest distinction from the University of Michigan, her M.S. in Biology from Stanford University and her J.D. from Columbia University where she was a Harlan Fiske Stone Scholar.

Chip R. Romp	Executive Vice President, Commercial U.S.

Chip R. Romp has served as our Executive Vice President, Commercial U.S. since April 2020. Prior to that, he served in various capacities with Seagen, including Senior Vice President from February 2014 to April 2020 and Vice President from May 2010 to February 2014. From 1998 to 2010, he was with Genentech (a member of the Roche Group) where he was a National Sales Director for oncology and immunology products. Prior to Genentech, Mr. Romp was a product manager at Marquette Medical Systems, which was acquired by GE, and a pharmaceutical sales representative at Sankyo Park Davis and GlaxoSmithKline. Mr. Romp holds an M.B.A. from Saint Leo University (formerly Saint Leo College) and a B.A. from the University of Florida.

46

PROPOSAL NO. 2
Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, we ask shareholders to cast an advisory vote to approve the compensation of our named executive officers disclosed in the “Compensation of Executive Officers” section of this proxy statement. While this vote is non-binding, we value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions. As described in the Compensation Discussion and Analysis below, we believe that our executive compensation program strongly aligns pay with company performance and the interests of our shareholders.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Unless our Board of Directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2023 Annual Meeting of Shareholders. In addition, our shareholders will be able to indicate by advisory vote at our 2023 Annual Meeting of Shareholders their preference as to the frequency of future advisory votes.
Shareholder approval of this Proposal No. 2 will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

The Board recommends a vote FOR this proposal No. 2.

2022 PROXY STATEMENT	47

Compensation of Executive Officers

A Message from the Compensation Committee
We are committed to ensuring that our compensation program helps support and drive the Company’s focus to discover, develop and commercialize transformative medicines targeting cancer to make a meaningful difference in people’s lives.
With approval from over 85% of votes cast on the say-on-pay vote at the 2021 Annual Meeting of Shareholders, it is clear that a substantial majority of shareholders felt that our executive compensation program in 2020 was aligned with our business strategy and performance. However, even with that high level of support, we took that vote seriously and continued our outreach efforts to seek to learn and improve the way we tie our programs to the strategy and performance of the Company.
Even in the midst of a global pandemic, 2021 was another tremendous year for Seagen and we believe the Company’s future is bright. In determining compensation, we wanted to make sure that the compensation of the executive team reflected their strong performance and the need to retain them for the long term to deliver on our key strategic objectives over the next several years.
We remain committed to listening to shareholder feedback as we continue to evaluate and refine the Company’s compensation programs.
Sincerely,

Felix J. Baker, Ph.D. (chair)	John A. Orwin	Daniel G. Welch

48

Compensation Discussion & Analysis

Executive Summary
This Compensation Discussion and Analysis describes how the Compensation Committee determined the total compensation for the following executive officers during the year ended December 31, 2021, whom we refer to as our named executive officers:

Clay B. Siegall, Ph.D. President and Chief Executive Officer, or CEO	Todd E. Simpson Chief Financial Officer	Roger D. Dansey, M.D. Chief Medical Officer

Chip R. Romp Executive Vice President, Commercial U.S.		Jean I. Liu Chief Legal Officer
This Compensation Discussion and Analysis also describes our overall executive compensation philosophy, objectives and practices, as well as the Compensation Committee’s decisions and determinations regarding executive compensation for 2021.

2022 PROXY STATEMENT	49

COMPENSATION DISCUSSION & ANALYSIS
Compensation Philosophy and Objectives
Our compensation philosophy is to provide overall compensation that is competitive with biotechnology peers to attract and retain the highest caliber executive talent. Key objectives of our executive compensation program include:

Supporting our business strategy	Aligning pay with company performance and executive officer performance with shareholder interests	Attracting, retaining and motivating our executive officers and maintaining competitiveness with companies we compete with for talent	Rewarding success in building both short- and long-term growth

Weighting pay deliberately toward “at risk” performance-based compensation	Ensuring that our pay practices are executed consistently and fairly for all executives, regardless of ethnicity or gender	Motivating performance that aligns with our corporate values of integrity, scientific excellence, teamwork, innovation and mutual respect

Key Compensation Changes
and Highlights for 2021

Revised our Executive Bonus Plan	In 2021, we updated our executive bonus plan to better align pay with performance. Our CEO’s bonus is tied 100% to corporate performance, which ensures strong alignment with our ability to execute on our strategy. All other executives have 50% of their annual bonus tied to corporate performance and the other 50% to individual performance toward achieving corporate goals.
Updated Our Compensation Committee Charter to Include DEI & Human Capital Oversight Responsibilities	Accountability for DEI and human capital are critical to our ability to deliver on our mission. To underscore both our commitment to and our belief in the power of our people, the Compensation Committee’s charter was revised to included specific stewardship for these areas.
Included all Executives in the 2021 PSU Program
As part of our annual equity grant process in August, we expanded our PSU program for 2021 beyond our named executive officers to include all of our executives. This was intended to build stronger retention given market pressures during 2021 and to create strong alignment of executive pay with a common set of three-year cumulative net product sales revenue and relative TSR goals. These awards are purely performance based and will not pay out unless certain performance goals are achieved.

50

COMPENSATION DISCUSSION & ANALYSIS
Business Highlights
In 2021, Seagen achieved multiple important business, regulatory and development milestones. We reported net product sales of $1.4 billion driven by continued growth across our product portfolio. This included growth of 179% and 53% in 2021 compared to 2020 for TUKYSA and PADCEV, respectively. ADCETRIS also generated growth a decade after its first approval in the U.S. TIVDAK, our fourth commercial product, received accelerated approval in the U.S. in 2021. Robust clinical development programs are designed to expand our approved products beyond their current indications and support additional global approvals.
We are also working to extend the availability of our products outside of the U.S. and in 2021 received approval of TUKYSA in the European Union and United Kingdom. We have grown our commercial infrastructure outside of the U.S. and we are utilizing strategic partnerships to deliver our medicines to patients in need around the world. TUKYSA is approved in 36 countries and we have launched commercially in the U.S., Germany, France, Switzerland, Austria and Canada. We have continued to build our commercial organization in Europe and expect to launch TUKYSA in additional countries during 2022. Additionally, we have received a positive opinion from the Committee for Medicinal Products for Human Use of the European Medicines Agency recommending approval of PADCEV. We and our partner Astellas are preparing to bring this new therapy to patients in Europe if it is approved by the European Commission.
We continue to report important clinical data on our commercial products. In 2021, PADCEV received regular U.S. approval based on impressive overall survival data, a key outcome we have also demonstrated with both ADCETRIS and TUKYSA. In early 2022, we reported long-term data from the ADCETRIS ECHELON-1 phase 3 trial demonstrating a statistically significant improvement in overall survival in the frontline setting for patients with advanced Hodgkin lymphoma who received ADCETRIS plus chemotherapy compared to those who received

TOTAL REVENUES(1)
$1.6B
in 2021

2021 NET PRODUCT SALES Dollars in Millions

COMMERCIAL PRODUCTS

	CUMULATIVE TOTAL SHAREHOLDER RETURN as of December 31, 2021
	1-YEAR	3-YEAR	5-YEAR
Seagen	(12)%	173%	193%
Peer Median(2)	(1)%	28%	96%
(1)Includes net product sales, royalty revenues and collaboration and license agreement revenues.
(2)Peer group selected by the Compensation Committee in June 2021. Please see “Compensation Discussion and Analysis—Compensation Setting Process—Competitive Positioning” for information on our peer group companies. Excludes Alexion which was acquired and shares of which ceased trading in July 2021.

2022 PROXY STATEMENT	51

COMPENSATION DISCUSSION & ANALYSIS
chemotherapy. Similarly, in 2021 we reported updated data from the HER2CLIMB pivotal trial showing that patients with stable and active brain metastases treated with a TUKYSA regimen maintained a survival benefit compared to patients on the control regimen. These clinically important data continue to reinforce the impact our therapies have on patients’ lives.
We are making significant investments in our pipeline and technologies as we believe they are important to ensuring long-term growth. During 2021, we expanded our pipeline and now are advancing more than 13 clinical-stage programs. These programs target an array of solid tumors and blood cancers and employ our industry-leading ADC and our novel SEA technologies. In 2021, we entered into an agreement with RemeGen, Co. Ltd. to develop and commercialize the late-stage program disitamab vedotin, an ADC that targets HER2-expressing tumors.
We expect numerous important milestones in 2022, including data readouts for PADCEV in the frontline metastatic urothelial cancer setting and TUKYSA in previously treated HER2-positive metastatic colorectal cancer, both of which could potentially expand these products’ labels in 2023. In addition to reporting data across our portfolio, we expect to initiate several important clinical trials across our programs, seek regulatory approvals and launch our products in countries outside of the U.S.
Pay Mix
As an executive’s ability to impact operational performance increases, so does the proportion of at-risk compensation. Target long-term incentive compensation grows proportionately as job responsibilities increase, which encourages our executives to focus on the Company’s long-term success and aligns with the long-term interests of our shareholders. The charts below show the mix of the target compensation of our CEO and the average target compensation of our other named executive officers in 2021.
2021 TARGET COMPENSATION AT RISK(1)

93.0% at risk
President and CEO

88.0% at risk
Other Named Executive Officer Average
(1)For purposes of these charts, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in February 2021 and target annual equity awards determined by the Compensation Committee in August 2021. It does not include other forms of compensation the executive officers received. Target compensation for Mr. Romp and Ms. Liu consists of annualized amounts of base salary as approved by the Compensation Committee in August 2021 and November 2021, respectively. Target annual cash incentive awards for Dr. Siegall and Ms. Liu consists of annualized target cash incentives as approved by the Compensation Committee in August 2021 and November 2021, respectively.

52

COMPENSATION DISCUSSION & ANALYSIS
Alignment of CEO Pay to Total Shareholder Return
We design our executive compensation program to align pay with Company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below show the relative degree of alignment between our CEO’s total compensation and our TSR over the one- and three-year periods ended December 31, 2021. For comparison purposes, they also show the relative degree of alignment between the total compensation of the CEOs of companies in our compensation peer group, which was selected by our Compensation Committee in June 2021, over the one- and three-year periods ended December 31, 2020, the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2021, and the TSRs of the companies in this peer group over the one- and three-year periods ended December 31, 2021. The charts do not include Alexion, which was included in this peer group but was acquired and shares of which ceased trading in July 2021. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Principal Elements of Pay” and “Compensation-Setting Process” below.

CEO PAY VS. TSR

1-YEAR COMPARISON	3-YEAR COMPARISON

2022 PROXY STATEMENT	53

COMPENSATION DISCUSSION & ANALYSIS
Our Executive Compensation Practices

What We Do	What We Don’t Do
  Pay for Performance. We design our executive compensation program to align pay with Company performance.
  Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including annual cash incentives and long-term equity incentives, such as stock options and PSUs, to align the interests of our executive officers and shareholders.
  Double-Trigger Vesting. We use double-trigger accelerated vesting of equity awards in the event of a change in control. Cash amounts payable upon a change in control are also subject to a double trigger.
  Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.
  Independent Compensation Advisor Reports Directly to the Compensation Committee. The Compensation Committee engages its own compensation consultant to assist with making compensation decisions.
  Annual Market Review of Executive Compensation. The Compensation Committee and its compensation consultant annually assess the Company’s peer group and the competitiveness and market alignment of our compensation plans and practices.
  Stock Ownership Guidelines for Directors and Executive Officers. We maintain a policy that requires minimum ownership of our common stock by our CEO and other executive officers.

  Multi-Year Vesting Requirements. The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.
  Annual Say-on-Pay Vote. We hold an annual say-on-pay advisory vote for shareholders.
  Active Shareholder Engagement Program. We proactively engage with our shareholders throughout the year.
  Clawback Policy. We have a policy that provides for the recoupment of cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws and it is determined that such non-compliance was due in whole or in part to such executive’s misconduct.
  Cap on Annual Cash Bonuses. Each executive officer’s annual bonus is capped at 200% of the target award amount.
  Minimize Inappropriate Risk Taking. Our compensation program is weighted toward long-term incentive compensation to discourage short-term risk taking, and it includes goals that are quantifiable with objective criteria, multiple performance measures and caps on short-term incentive compensation.
  Competitive Peer Group. Our Compensation Committee selects our peers from publicly traded biotechnology companies that are similar to us with respect to market capitalization, revenue, headcount, commercialization stage, and research focus, while also taking into account a number of qualitative criteria.

 No Special Health or Welfare Benefits for Executives. Our executive officers participate in broad-based, Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Executives do not have access to special benefits programs.
 No Post-Employment Tax Gross-Ups. We do not provide any post-employment tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.
 No Hedging or Pledging Permitted. Our insider trading policy prohibits our employees (including executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.
 No Stock Option Repricing. Our equity plan does not permit repricing underwater stock options without shareholder approval.

54

COMPENSATION DISCUSSION & ANALYSIS
Principal Elements of Pay
Our 2021 executive compensation program generally consisted of three principal components, as further described below. From time to time, we also provide other forms of compensation, including discretionary and other cash bonuses and equity awards and other cash and/or equity long-term incentive plans or awards when the Compensation Committee determines it is appropriate to do so. In addition, we provide retirement and benefits plans to executives on the same basis as our other employees and we provide certain other limited remuneration to them. For additional information, please see “Compensation-Setting Process” and “Summary Compensation Table” below.
Percentage of 2021 Target Compensation(1)

Proposals

President and CEO
Average of Other Named
Executive Officers

Description and Purpose

Base
Salary
Competitive fixed cash compensation used to attract and retain talented executives.

Annual
Cash
Incentive
Awards
Cash incentives designed to reward executive officers for successful corporate performance against Board-approved annual bonus targets and individual performance toward achieving corporate goals.

Long-Term
Equity
Awards
Equity awards designed to align each executive officer’s incentives with long-term shareholder value creation, including stock option and RSU awards subject to time-based vesting over a four year period and PSU awards subject to performance-based vesting with a three-year performance period.

(1)For purposes of the charts in this table, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in February 2021 and target annual equity awards determined by the Compensation Committee in August 2021. It does not include other forms of compensation the executive officers received. Target compensation for Mr. Romp and Ms. Liu consists of annualized amounts of base salary as approved by the Compensation Committee in August 2021 and November 2021, respectively. Target annual cash incentive awards for Dr. Siegall and Ms. Liu consists of annualized target cash incentives as approved by the Compensation Committee in August 2021 and November 2021, respectively.

2022 PROXY STATEMENT	55

COMPENSATION DISCUSSION & ANALYSIS
Compensation-Setting Process
The Compensation Committee oversees, reviews, and approves our executive compensation program. The calendar below summarizes the key compensation-setting decisions made by our Compensation Committee throughout the year in 2021:

February — March

•Assess Company and individual performance in the prior year and determine corporate payout factor for corporate performance
•Approve annual bonus awards for the prior year and base salary adjustments based on prior year’s performance and market data on compensation for the executive’s position
•Finalize corporate and strategic goals for the upcoming year
•Approve annual equity budget

•Set annual bonus targets for the upcoming year as a percentage of base salary
•Review Compensation Committee charter
•Conduct compensation risk assessment
•Review director and executive officer share ownership against corporate ownership guidelines
•Review and approve Compensation Discussion and Analysis
•Approve investor outreach plan

October — December	June — August

•Review feedback from investor outreach
•Assess compensation governance practices
•Prepare for incentive plans for the following year
•Review director compensation against the market
•Succession planning for CEO and executives
•Review human capital management and DEI matters

•Update compensation peer group
•Conduct market assessment of base salaries, annual bonuses and long-term equity incentive compensation using new peer group
•Make market-based adjustments to base salaries and annual bonus award opportunities when appropriate
•Approve metrics and targets for annual equity award granting process
•Review and refresh performance- based equity programs, including 3-year financial and TSR targets
•Approve long-term RSU, stock option and PSU equity awards

Roles and Responsibilities
Role Of Executive Officers
Our CEO makes recommendations to the Compensation Committee with respect to base salary levels, annual cash incentive awards, individual performance assessments, and the amount of long-term equity awards to be granted to our executive officers (other than with respect to his own compensation) in consultation with Aon and our Executive Vice President, Human Resources. In addition, our CEO also reviews development plans, succession planning and possible promotion recommendations with the Compensation Committee. Our Executive Vice President, Human Resources supports the Compensation Committee in its work, including preparation of historical and prospective executive compensation data, review of peer group data and biotechnology market practices, and research in response to technical Compensation Committee inquiries. Other than as described above, neither our CEO nor any other executive officers take part in the Compensation Committee’s decisions regarding executive officer compensation.

56

COMPENSATION DISCUSSION & ANALYSIS
Role of Compensation Consultant
Aon provides support to the Compensation Committee on matters related to the compensation of our executive officers, including reviewing pay against the market, provides independent and expert advice relative to our pay programs, and ensures that the Compensation Committee stays abreast of trends in practices and legislative updates and is equipped to properly make decisions regarding the Company’s compensation programs. In 2021, the cost of Aon’s consulting services directly related to compensation committee support was $184,848. In addition, in 2021, we obtained survey data used for broad-based compensation matters including executive benchmarking and equity policy development from Aon at a cost of $68,577. We also engaged an affiliate of Aon to provide investment consulting and insurance-related services, and the aggregate fees for these additional services in 2021 (not related to Aon’s compensation committee consulting services) were $472,538. The Compensation Committee previously approved management’s engagement of Aon’s affiliate to provide consulting and insurance-related services in connection with its engagement in 2020. Although the Compensation Committee was aware of the nature of the survey data provided by Aon, the Compensation Committee did not review and approve such survey data, as they were reviewed and approved by management in the ordinary course of business. In 2021, the Compensation Committee analyzed whether the work of Aon as a compensation consultant raised any conflict of interest, taking into consideration the factors set forth in the SEC and Nasdaq rules regarding compensation advisor conflicts of interest and independence. The Compensation Committee determined that, based on those factors, Aon is independent and free from conflicts of interest.
Competitive Positioning
The Compensation Committee believes it is important to align the mix and levels of compensation we offer to those offered by our peers in order to retain and incentivize the talented executive officers whose efforts are key to our long-term success. The Compensation Committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly.
2021 Peer Group
The compensation peer group used by the Compensation Committee to review compensation in August 2021 and January 2022 was approved by the Compensation Committee, with input provided by senior management and Aon, in June 2021. The criteria used to select this peer group are described below:
CORE CRITERIA

Sector	Publicly-traded, commercial-stage biopharmaceutical companies
Market Capitalization	~25%-~300% of our market capitalization (~$7B-~$70B)
Revenue	~25%-~300% of 2021 revenue, as projected in June 2021 (~$300M-~$5B)
Global Headcount	~25%-~300% of our headcount (~700-~6,500)
OTHER QUALITATIVE CRITERIA

Cutting Edge Research and Development	Focus on innovative, research-based R&D companies with cutting edge science and a preference for oncology focus
Headquarters Location	Primarily focused on U.S.-based companies
Past Peers	Preference given to past peer companies to ensure year-over-year stability
Recruiting	Companies that the Company competes with for talent are considered to help narrow the list
Cross-Pollination	Peers of peers and companies listing us as a peer, in addition to companies that comprise proxy advisor peer lists, will also be considered

2022 PROXY STATEMENT	57

COMPENSATION DISCUSSION & ANALYSIS
Based on this analysis, the Compensation Committee selected the following peer group in June 2021:
2021 PEER GROUP COMPANIES

Alexion Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.
BeiGene, Ltd.
Biogen Inc.
BioMarin Pharmaceutical Inc.
Exact Sciences Corporation
Exelixis, Inc.
Horizon Therapeutics plc
Incyte Corporation
Jazz Pharmaceuticals plc
Moderna, Inc.
Neurocrine Biosciences, Inc.
Regeneron Pharmaceuticals, Inc.
United Therapeutics Corporation
Vertex Pharmaceuticals Incorporated

	Seagen	Peer Group Median

	MARKET CAPITALIZATION (1)(2) ($ BILLIONS)

	75th Percentile	$37.9
	25th Percentile	$11.8
	Seagen Percentile Rank	61%

	REVENUE (1)(3) ($ BILLIONS)

	75th Percentile	$4.5
	25th Percentile	$1.0
	Seagen Percentile Rank	33%

	GLOBAL HEADCOUNT (1)(4)
Changes from Prior Peer Group
Moderna, Inc.

ACADIA Pharmaceuticals Inc.	75th Percentile	4,319
Ionis Pharmaceuticals, Inc.	25th Percentile	1,348
Sarepta Therapeutics, Inc.	Seagen Percentile Rank	51%

The deleted companies were removed, because they no longer met the market capitalization criteria.
(1)Based on data used by the Compensation Committee in June 2021 when selecting the peer group.
(2)Market capitalization is the 30-day average as of April 30, 2021.
(3)Revenue reflects the trailing twelve month period most recently available as of April 2021.
(4)Global headcount is based on the most recently available information as of April 2021.

Prior Peer Group
The peer group used by the Compensation Committee when making salary and bonus target compensation decisions in February 2021 was approved by the Compensation Committee, with input provided by senior management and Aon, in June 2020. The criteria used to select this peer group were similar to the criteria used to select the new peer group in June 2021, as described above, and were applied to the data available to the Compensation Committee in June 2020. As of May 22, 2020, these prior peer group companies had a median 30-day-average market capitalization of approximately $12.1 billion, as compared to our 30-day-average market capitalization of approximately $26.5 billion. For the twelve months ended March 31, 2020, these prior peer group companies had median revenue of approximately $1,376 million, as compared to our twelve-month revenue of approximately $956 million, and as of December 31, 2019, these peer group companies had a median of 1,456 employees, as compared to our 1,800 employees.

58

COMPENSATION DISCUSSION & ANALYSIS
Base Salary
In considering the appropriate level of base salary for our named executive officers for 2021, the Compensation Committee referenced market data on compensation for the executive’s position and considered aspects of individual performance. In making such determinations, the Compensation Committee also considered any changes in the executive’s job duties and responsibilities due to growth and scale of the organization or other changes, base compensation relative to our other executive officers and the scope and criticality of the executive’s role. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2021 Key Compensation Decisions.” The Compensation Committee did not apply a formula, but rather employed a holistic analysis of these factors using its professional judgment and experience. We compare executive base salaries to similar roles at our peer companies and review them annually to ensure competitiveness and internal equity for the value of our unique roles. The Compensation Committee does not target a specific percentile within our peer group to determine base salary levels for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as merely a reference point to assist us in developing programs designed to attract and retain exceptional talent and drive company performance.

Named Executive Officer	2020 Base Salary	2021 Base Salary Approved in February 2021	Revised 2021 Base Salary	Total Percentage Increase
Dr. Siegall	$1,050,600	$1,156,100	No adjustment	10.04%
Mr. Simpson	$ 604,000	$ 631,200	No adjustment	4.50%
Dr. Dansey	$ 730,000	$ 766,500	No adjustment	5.00%
Mr. Romp(1)	$ 500,000	$ 550,000	$600,000	20.00%
Ms. Liu(2)	$ 548,300	$ 598,000	$650,000	18.55%
(1)On August 16, 2021, the Compensation Committee approved an increase in Mr. Romp’s base salary, effective September 1, 2021, to maintain his competitive positioning in the market.
(2)On August 16, 2021, the Compensation Committee approved an increase in Ms. Liu’s base salary to $630,000, effective September 1, 2021, to maintain her competitive positioning in the market. Effective December 1, 2021, Ms. Liu was promoted to her position as Chief Legal Officer at which time her base salary was increased to $650,000 to establish competitive positioning in the market based on her new role.
Annual Cash Incentive Awards
We maintain an annual cash incentive bonus plan, or the Executive Bonus Plan, which provides annual cash incentives designed to reward each executive officer for our corporate performance and for such officer’s individual contributions and performance toward achieving key corporate goals. The Executive Bonus Plan has a strong link to performance, focusing both on team-based corporate performance and individual functional and department performance under the executive’s remit. In the case of our CEO, 100% of his annual cash incentive award is linked to the performance of the Company against Board-approved corporate goals. To increase the focus on individual pay-for-performance while maintaining our strong team-based culture, the Compensation Committee amended the Executive Bonus Plan for 2021 so that, for each of our executive officers other than the CEO, the portion of such executive’s annual cash incentive award tied to corporate performance decreased from 60% to 50%, and the portion tied to individual performance toward achieving corporate goals increased from 40% to 50%. Additionally, the Company modified the funding approach on the individual component to more closely align with corporate performance. As a result, both the 50% that is based on corporate performance alone and the 50% that is modified by individual performance are tied to corporate results. Each executive officer’s annual cash incentive award is capped at 200% of the target award amount.

2022 PROXY STATEMENT	59

COMPENSATION DISCUSSION & ANALYSIS
Corporate Performance Goals
The corporate performance goals under the Executive Bonus Plan for 2021 were approved by the Board in January 2021. The 2021 performance goals were aggressive and set at challenging levels such that the attainment of executive target annual cash incentive award opportunities was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation Committee believes that each of these goals is strongly aligned to the creation of shareholder value.
The specific performance goals, and their relative weightings, established for 2021 are set forth below:

Working to Maximize the Potential of our Approved Products
Annual Sales	20%	•Achieve sales goals established by the Board
Market Access for TUKYSA to Enable Reimbursement	5%	•Achieve EU and Canada market access milestones for TUKYSA to enable reimbursement
Potential Expansion Strategies for ADCETRIS, PADCEV and TUKYSA	20%	•Deliver on expansion strategies for ADCETRIS, PADCEV, and TUKYSA •Initiate key trials and generate data to inform expansion plans for ADCETRIS, PADCEV and TUKYSA
Stock Performance	5%	•Stock performance relative to appropriate biotechnology indices
Seeking Approvals of Potential New Products
Development of Tisotumab Vedotin (TIVDAK)	15%	•Submit a Biologics License Application to the FDA for tisotumab vedotin •Progress development plan for tisotumab vedotin in combinations and in other solid tumors beyond cervical cancer
Strategic Development	10%	•Make strategic development decisions for specified product candidates in our pipeline
Advancing Our Deep and Diverse Pipeline
Earlier Stage Pipeline Development	10%	•Achieve goals to make strategic development decisions for phase 1 programs, submit new investigational new drug applications, or INDs, and make stage-gate decisions for phase 1 candidates
Portfolio and ADC Leadership Enhancement Via External Sources	5%	•Enhance our product portfolio and ADC leadership through external sources of innovation and business opportunities
Scaling and Strategically Expanding our Infrastructure
Scaling and Infrastructure	10%	•Support the hiring, development and retention of a diverse workforce, make progress toward DEI targets, and achieve business infrastructure goals to support increasing complexity and geographic reach

60

COMPENSATION DISCUSSION & ANALYSIS
Corporate Performance Levels
The Compensation Committee considered 2021 to be another strong year for our Company. In addition to meeting or exceeding most of our 2021 performance goals, the Compensation Committee believed that the Company had several other outstanding accomplishments, including annual net product sales that exceeded our guidance, set at the beginning of the year, across our brands and the issuance of our inaugural Corporate Responsibility Report. To determine our corporate performance percentage for 2021, the Compensation Committee employed a holistic analysis that took into account both the extent to which the performance goals had been achieved or exceeded as well as the relative difficulty of achieving the goals that were met and any that were not met. The table below provides additional details about the Compensation Committee’s assessment of our actual performance against our 2021 corporate performance goals:

2021 Corporate Performance Goal	Relative Weighting	Highlights in 2021	Performance
Working to Maximize the Potential of our Approved Products

Annual Sales	20%	•Net product sales across all brands and overall revenue were higher than plan •Achieved year-over-year net product sales growth of over 38%	Exceeded all goals

Market Access for TUKYSA to Enable Reimbursement	5%	•Submitted reimbursement dossiers for Canada and all major European markets •Achieved favorable clinical assessments in key European markets	Exceeded all goals

Potential Expansion Strategies for ADCETRIS, PADCEV and TUKYSA	20%
•Completed targeted global regulatory submissions for PADCEV based on the EV-301 trial and cohort 2 of the EV-201 trial, as well as submissions in additional countries beyond those targeted for 2021
•Converted PADCEV’s accelerated approval to regular approval and obtained approval for a new indication for PADCEV in the U.S.
•Achieved approvals for PADCEV in Switzerland, Japan and Canada, and received a positive opinion from the Committee for Medicinal Products for Human Use, or CHMP, of the European Medicines Agency, based on the results of the EV-301 trial and cohort 2 of the EV-201 trial
•Completed enrollment in cohort K of the EV-103 trial of PADCEV and the MOUNTAINEER trial of TUKYSA
•Achieved clinical development milestones for ADCETRIS, PADCEV and TUKYSA, including trial initiations, enrollment milestones, and data readouts
			Met or exceeded all goals

Stock Performance	5%	•Missed stock performance goals relative to appropriate biotechnology indices	Missed
Seeking Approvals of Potential New Products

Development of Tisotumab Vedotin (TIVDAK)	15%
•Obtained accelerated approval of TIVDAK in the U.S. for patients with previously treated recurrent or metastatic cervical cancer and launched TIVDAK in the U.S. in September 2021
•Reported encouraging initial results from two cohorts of the innovaTV 205 trial of TIVDAK as combination therapy in recurrent or metastatic cervical cancer
•Advanced TIVDAK development plan for combinations and other solid tumors
			Far exceeded all goals

Strategic Development	10%	•Made strategic decisions with respect to development of specified product candidates in our pipeline	Achieved
Advancing Our Deep and Diverse Pipeline

Earlier Stage Pipeline Development	10%
•Initiated expansion cohorts in two phase 1 trials, submitted three new INDs, made stage-gate decisions for phase 1 candidates and advanced development strategies for product candidates in our pipeline
			Exceeded all goals

2022 PROXY STATEMENT	61

COMPENSATION DISCUSSION & ANALYSIS

2021 Corporate Performance Goal	Relative Weighting	Highlights in 2021	Performance
Portfolio and ADC Leadership Enhancement via External Sources	5%	•Entered into an exclusive license agreement with RemeGen to develop and commercialize disitamab vedotin •Executed multiple clinical trial collaboration, supply and distributor agreements	Exceeded all goals
Scaling and Strategically Expanding our Infrastructure

Scaling and Infrastructure	10%
•Increased representation of women in leadership and of underrepresented minorities in our U.S. workforce
•Successfully hired 879 employees, including new senior executives and key talent in several areas such as the scale-up of our commercial organization in Europe, while keeping turnover below median rates in the life sciences and medical devices industry
•Investing in manufacturing and supply infrastructure, including a lease for a facility being constructed in Everett, WA for future manufacturing capability
			Exceeded all goals
In light of our strong performance and the challenging nature of the goals, the Compensation Committee, in its judgment, determined our corporate performance percentage to be 135% of the target performance level for 2021.
Individual Performance Levels
Our CEO assessed the other executive officers’ contributions to the 2021 corporate goals and made a recommendation to the Compensation Committee with respect to the individual performance percentages for the other executive officers for 2021. The factors considered by the CEO in making this determination included a holistic, non-formulaic evaluation of individual officer’s performance, as well as his or her contribution to achieving corporate goals. The Compensation Committee reviewed the CEO’s recommendations on individual performance factors for each executive officer for 2021 and then made a final determination of the 2021 individual performance percentage for each executive officer. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2021 Key Compensation Decisions.” The individual performance percentages for each of our executive officers are set forth under “Annual Cash Incentive Payout Formula” below.
Annual Cash Incentive Payout Formula

TARGET CASH INCENTIVE AWARD	CORPORATE PERFORMANCE WEIGHTING	CORPORATE PERFORMANCE PERCENTAGE	INDIVIDUAL PERFORMANCE WEIGHTING	INDIVIDUAL PERFORMANCE PERCENTAGE	ANNUAL CASH INCENTIVE AWARD

	Target Cash Incentive Award for 2021						Annual Cash Incentive Award for 2021
Named Executive Officer	Percentage of Base Salary	Dollar Amount	Corporate Performance Weighting	Corporate Performance Percentage	Individual Performance Weighting	Individual Performance Percentage
Dr. Siegall	110%	$1,271,710	100%	135%	0%	—	$1,716,800
Mr. Simpson	60%	$ 378,720	50%	135%	50%	125%	$ 492,300
Dr. Dansey	65%	$ 498,225	50%	135%	50%	160%	$ 734,900
Mr. Romp	50%	$ 300,000	50%	135%	50%	160%	$ 442,500
Ms. Liu	51%(1)	$ 330,521	50%	135%	50%	150%	$ 471,000
(1)Ms. Liu’s target cash incentive reflects a pro rata percentage of the change from 50% to 60% of base salary which was effective December 1, 2021 in connection with her promotion to Chief Legal Officer.

62

COMPENSATION DISCUSSION & ANALYSIS
With the exception of Dr. Dansey, the target cash incentive awards of our executive officers as a percentage of base salary changed from 2020 to 2021. For 2021, Dr. Siegall’s target cash incentive award changed from 100% to 110% of base salary based on an analysis of market data and the importance of Dr. Siegall’s role to the Company’s achievement of its strategic goals. Mr. Simpson’s target cash incentive award changed from 50% to 60% of base salary, and Mr. Romp’s target cash incentive award changed from 45% to 50% of base salary. Both changes were based on an analysis of market data, the importance of their roles to the achievement of the Company’s strategic goals and to align with similarly situated peers. Ms. Liu’s target cash incentive award changed from 50% to 60% of base salary effective December 1, 2021 in connection with her promotion to Chief Legal Officer.
Each executive officer’s annual cash incentive award is targeted at 100%, and capped at 200%, of the target award amount. Each executive officer (other than our CEO whose annual cash incentive award is based solely on the achievement of corporate goals) must achieve at least a 50% individual performance percentage to receive a bonus award under the Executive Bonus Plan. If the executive officer’s individual performance percentage is less than 100%, then when calculating the bonus payout, the executive officer’s corporate performance percentage will be capped at such individual performance percentage, regardless of actual corporate performance.
Long-Term Equity Awards
We offer long-term incentive compensation in the form of equity awards to our executive officers. Generally, a significant equity award is granted on the date an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of the Compensation Committee, but are generally granted once a year in August unless such executive officer is promoted, provided with a retention grant, recognized for outstanding performance or granted a performance-based incentive award intended to incentivize achievement of a Company milestone of particular importance. We do not have any program, plan or practice to time stock awards to our executive officers or other employees in coordination with the release of material, non-public information.
Equity awards are granted under our 2007 Equity Plan, using a mix of different equity instruments to further our goal of attracting and retaining top performers and to balance the relative advantages of different instruments.
•Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our shareholders.
•RSU awards are granted because they are less dilutive to our shareholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain their value.
•PSU awards are granted to align executive compensation with shareholders and to help focus executives on key metrics to drive business results. In 2021, our Compensation Committee granted approximately one-third of our CEO’s annual long-term incentive award and approximately 20% of each other named executive officer’s annual long-term incentive award in the form of PSU awards, with metrics tied to a three-year cumulative net product sales revenue target and relative TSR performance, to further align their compensation with Company performance, as further described below.

2022 PROXY STATEMENT	63

COMPENSATION DISCUSSION & ANALYSIS
Allocation of Equity Awards
Generally, the Compensation Committee determines the value of each executive officer’s annual equity grant using a holistic evaluation that takes into account a competitive market analysis prepared by our independent compensation consultant with market data for each role, the recommendations of our CEO based on his evaluation of their individual performance (except with respect to the CEO’s performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives in roles of a given level. The Compensation Committee does not target a specific percentile within our peer group to determine equity awards for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as a reference point to assist us in developing programs and targets designed to attract and retain exceptional talent and drive Company performance.
In August 2021, the Compensation Committee targeted a mix of equity instruments for our CEO’s regular annual equity grant, with approximately one-third of the overall value of our CEO’s regular annual equity grant in the form of PSU awards, one-third in the form of RSU awards and one-third in the form of stock options. For the regular annual equity grant to each of our named executive officers (other than our CEO), the Compensation Committee targeted a mix of equity instruments with approximately 20% in the form of PSU awards, 40% in the form of RSU awards, and 40% in the form of stock options.
TARGET ALLOCATION OF 2021 REGULAR ANNUAL EQUITY GRANT

66.7% Performance Based
President and CEO

60% Performance Based
Other Named Executive Officers
In August 2021, due to increased competition for key personnel in our industry and to try to maintain the team that has generated our strong recent results, the Compensation Committee granted each of our named executive officers a relatively smaller special, one-time additional amount of PSU awards (totaling less than 10% of each executive’s regular annual equity grant) in addition to the regular annual equity grants described above, as an added long-term retention incentive. For more information on the regular annual equity grants, as well as the additional amount of PSU awards granted as a long-term retention incentive, please see “2021 Key Compensation Decisions” below.
The number of shares underlying each stock option grant was calculated by dividing the target value of the option award by the product of the average closing stock price for the 30 calendar days prior to the effective date of the grant and the Company’s then-current Black-Scholes factor. The number of shares underlying each RSU grant and the target number of shares underlying each PSU grant were calculated by dividing the target value of the grant by the average closing stock price over the 30 calendar days leading up to the date of grant.

64

COMPENSATION DISCUSSION & ANALYSIS
Each RSU award granted as part of the annual equity grant in 2021 vests in four equal installments on the anniversary of the grant vesting commencement date. Each option award granted as part of the annual equity grant in 2021 has a ten-year term and vests as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date. These vesting provisions are subject to continued employment of the executive on the applicable vesting date and are subject to accelerated vesting under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. These vesting provisions are consistent with the intention that these awards serve as a long-term retention incentive.
PSU Awards
The PSU awards granted to our named executive officers were allocated among two separate awards and are not earned unless certain pre-specified long-term performance goals are achieved, as shown in the table below.
Percentage of Total
PSU Grant, by Target
Number of Shares

Type of Target

Factors Considered to Establish
Rigorous Targets

Performance
Period

Product Sales Revenue— consolidated total net product sales revenue during the performance period attributable to sales of products, product candidates, technology or other assets as to which we or our affiliates hold commercialization rights in any territory at the time of grant
Target value is based on an internal benchmark for revenue growth and long-range goals that incorporate optimistic assumptions. In order to achieve the target, the Company must achieve significant revenue growth.
Three years, beginning January 1,
2022

Relative TSR—designed to measure our relative TSR performance compared to a group of other public biotechnology companies, or the Index Companies(1)
Based on relative performance as compared to other public biotechnology companies.
Three years,
beginning
August 16, 2021

(1)The other public biotechnology companies are ACADIA Pharmaceuticals Inc.; Agios Pharmaceuticals, Inc.; Alkermes plc; Alnylam Pharmaceuticals, Inc.; Amgen Inc.; Bio-Techne Corporation; Biogen Inc.; BioMarin Pharmaceutical Inc.; bluebird bio, Inc.; Charles River Laboratories International, Inc.; Exact Sciences Corporation; Exelixis, Inc.; FibroGen Inc.; Gilead Sciences, Inc.; Grifols SA ADR; Illumina, Inc.; Incyte Corporation; Intercept Pharmaceuticals Inc.; Ionis Pharmaceuticals, Inc.; IQVIA Holdings Inc.; Nektar Therapeutics; Neurocrine Biosciences, Inc.; QIAGEN N.V.; Regeneron Pharmaceuticals, Inc.; Sarepta Therapeutics, Inc.; Ultragenyx Pharmaceutical Inc.; United Therapeutics Corporation; and Vertex Pharmaceuticals Incorporated. The list of companies is subject to adjustment in certain circumstances such as a bankruptcy, acquisition of the reference company or going private transaction.
Each PSU award granted to our named executive officers in 2021 will vest upon the Compensation Committee’s certification as to the level of achievement of the performance target. The payout on each of these PSU awards may vary from 0% to 200% of target, depending on the level of achievement certified. In addition, for each of these PSU awards, a threshold level of performance must be achieved or no stock units will be earned.

2022 PROXY STATEMENT	65

COMPENSATION DISCUSSION & ANALYSIS
With respect to the PSU awards based on the net product sales revenues described in the table above, or the Product Sales Revenue PSU awards, the Compensation Committee set the three-year target at a level that it believed challenging and that presented significant risk of not being achieved in light of the competitive nature of our industry, pricing pressures, the stage of our pipeline candidates and the degree of execution required to achieve its multi- product strategies on the scale necessary to meet the target. In addition, adequately forecasting revenues three years in the future for multiple products involves a significant amount of challenge, uncertainty and risk of error, which could result in a forecast that ultimately proves to be unattainable.
The PSU awards based on relative TSR, or the Relative TSR PSU awards, vest based on the Company’s TSR performance relative to the Index Companies over a three-year performance period. To calculate the Company’s relative TSR performance, the cumulative three-year TSR for the Company and each of the Index Companies is calculated and then the Company’s discrete percentile rank is calculated. The potential payouts for the Relative TSR PSU are set forth below. If the Company’s percentile ranking falls between the 25th percentile and the 90th percentile, the payout percentage will be linearly interpolated between the applicable levels set forth below.

Company’s Relative TSR Ranking	Percentage of Target Shares
90th percentile or above	200%
75th percentile	150%
50th percentile	100%
25th percentile	25%
Below 25th percentile	0%

If the Company’s TSR is negative, vesting is capped at 100% of the target number of shares, regardless of the Company’s relative TSR ranking.
Vesting of the PSU awards granted to our named executive officers in 2021 will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting if the applicable named executive officer’s employment is terminated due to death or disability or in the event of certain specified change in control events wherein the PSU awards are not assumed by the surviving entity. In the event of certain specified change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to the named executive officer’s continued service through the applicable vesting date; provided, however, that if a named executive officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination.
Other Pay Elements
Discretionary and Other Cash Bonus Awards
Historically, the Compensation Committee has approved sign-on bonuses for new executives as an inducement to joining Seagen and to compensate the executive for forgone compensation with a previous employer. Small discretionary bonuses may also be awarded for an anniversary with Seagen. No such bonuses were awarded to our named executive officers in 2021.

66

COMPENSATION DISCUSSION & ANALYSIS
Earned and Vested EV/TV LTIP Awards
In September 2017, the Compensation Committee approved a long-term incentive plan, or the EV/TV LTIP, for the purpose of incentivizing the Company’s employees to achieve regulatory approval of PADCEV and TIVDAK. The EV/TV LTIP provided that each eligible employee, including each named executive officer, was eligible to receive a cash award and, depending on the participant’s position with the Company, may also have been eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date.
A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved each of PADCEV and TIVDAK. PADCEV received FDA accelerated approval on December 18, 2019, and as a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP in December 2019. The EV/TV LTIP RSU awards that were granted in connection with the approval of PADCEV vested on December 18, 2021.
The remaining portion of each cash award was payable and the remaining portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA has approved TIVDAK. TIVDAK received FDA accelerated approval on September 20, 2021, and as a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including the following awards to our named executive officers, under the EV/TV LTIP in September 2021:

Named Executive Officer	Cash Award	Number of RSUs Granted
Dr. Siegall	$118,667	714
Mr. Simpson	$ 33,333	201
Dr. Dansey	$ 21,425	129
Mr. Romp	$ 18,667	112
Ms. Liu	$ 26,667	160
The EV/TV LTIP RSU awards that were granted in connection with the approval of TIVDAK will vest on September 20, 2023, the second anniversary of the date of FDA approval, subject to continuous service with the Company through the vesting date.
Vested PSU Awards
In August 2018, the Compensation Committee also approved a PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards were subject to vesting in tranches contingent on the FDA’s approval of PADCEV, TUKSYA and TIVDAK but would not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. When Dr. Dansey received these PSU awards, it was not clear whether PADCEV, TUKYSA or TIVDAK would ever earn any FDA approvals. In 2019, upon the Compensation Committee’s certification that PADCEV received accelerated approval from the FDA, the PADCEV portion of the PSU was deemed eligible to vest. In 2020, upon the Compensation Committee’s certification that TUKYSA received FDA approval, the TUKYSA portion of the PSU was deemed eligible to vest. In 2021, upon the Compensation Committee’s certification that TIVDAK received FDA approval, the TIVDAK portion of the PSU was deemed eligible to vest. Accordingly, all 17,263 shares related to these PSU awards vested on December 31, 2021.

2022 PROXY STATEMENT	67

COMPENSATION DISCUSSION & ANALYSIS
Discretionary and Other Equity Awards
Discretionary equity awards may be granted for special recognition of achievement or in connection with a promotion and to provide additional long-term retention or other incentives to top performing employees. When a new executive joins the Company, the Compensation Committee, in accordance with past practice, may also approve sign-on equity grants for the new executive as an inducement to joining Seagen, to compensate the executive for forgone compensation with a previous employer and to provide long-term retention incentive. No such grants were provided to our named executive officers in 2021.
Health and Welfare and Retirement Benefits
All of our named executive officers are eligible to receive our standard employee benefits, such as our 401(k) plan, medical, dental and vision coverage, short-term disability, long-term disability, group life insurance, and employee stock purchase plan, in each case on the same basis as our other employees, including the matching contributions provided under our Section 401(k) plan. In 2021, we made a matching contribution equal to 100% of each employee’s salary deferral contribution up to 5.5% of the employee’s compensation, subject to the applicable statutory limit. The matched contribution is not subject to a vesting period.
Other Benefits
In 2021, we paid for the cost of on-site residential security services at Dr. Siegall’s primary residence. Our Compensation Committee believes that these services benefit the Company because of the importance of Dr. Siegall to the Company. Although Dr. Siegall generally uses commercial flights for business travel, on limited occasions in 2021, Dr. Siegall used charter flights for business travel because the timing of available commercial flights would interfere with business objectives or because a charter flight would save a significant amount of time compared to the available commercial flights. Occasionally, and subject to seat availability, Dr. Siegall’s spouse accompanied him on these charter flights. Dr. Siegall reimbursed us for the incremental cost associated with his spouse accompanying him on these flights. We also purchase season and other tickets to certain sporting events. On occasion, some of these tickets are provided to our named executive officers and their guests for personal use.

68

COMPENSATION DISCUSSION & ANALYSIS
2021 Key Compensation Decisions
The table below highlights 2021 performance factors and key compensation decisions for our named executive officers. It includes decisions regarding base salary, annual cash incentive awards and long-term equity awards. It does not include other forms of compensation the executive officers received, including earned awards under the EV/TV LTIP, vesting of PSU awards, discretionary or other cash or equity awards, retirement and benefits plans or other remuneration. For additional information, please see “Compensation-Setting Process” above and “Summary Compensation Table” below.

Dr. Siegall
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Under Dr. Siegall’s leadership in 2021, we recognized $1.6 billion revenue. This revenue was powered by strong ADCETRIS, TUKYSA, and PADCEV sales as well as the launch of our fourth product, TIVDAK.
PRODUCTS
•During 2021, under Dr. Siegall’s leadership, TIVDAK received accelerated approval in the U.S. for previously treated metastatic cervical cancer.
•He also oversaw the expansion and strengthening of our pipeline. Key achievements included entering into an exclusive license agreement with RemeGen to develop and commercialize disitamab vedotin, completing enrollment in the MOUNTAINEER trial of TUKYSA, completing enrollment in Cohort K of the EV-103 trial of PADCEV, and receiving a positive CHMP opinion for PADCEV.
•In addition, the Company submitted three IND applications to the FDA to bring new potential therapies into the clinic.
PEOPLE
•Dr. Siegall oversaw our continued evolution into a global, multi-product oncology company and the integration of nearly 900 new employees to deliver on the vision of serving more patients.
•He oversaw the hiring of eight key executive leaders and the recruitment of our new Executive Vice President, Commercial International, Lee Heeson. He also oversaw a review of senior leadership succession planning and development at the Board level.
•He was heavily engaged in discussions around our global commercial strategy and footprint as we commercialize TUKYSA.
•He remained involved in overseeing work to support an environment where each employee can thrive, do their best work and support our mission. He continued our unique practice of gathering our employees together on a weekly basis to update them on progress relative to our strategy. He approved two new ERNs to support Asian and Pacific Islander employees and caregivers, bringing our total ERNs to four. In 2021, 42% of new hires in the U.S. were people of color and we increased the percentage of women among our executives. He also oversaw efforts to protect the health and safety of our workforce, patients and healthcare professionals while continuing business operations in the second year of the COVID-19 pandemic and led the way for our policy that all employees be fully vaccinated or have an approved and safe accommodation.
2021 Key Compensation Decisions
93.8%
At Risk
Base Salary: Effective February 1, 2021, Dr. Siegall’s base salary increased by 10.04% to $1,156,100 due to performance and to enhance competitive positioning in the market.
Annual Cash Incentive Award: Dr. Siegall’s annual bonus was 135% of target and reflected the corporate performance percentage. To ensure absolute alignment between the CEO’s bonus and corporate performance, Dr. Siegall’s bonus percentage is equal to the corporate performance percentage.
Long-Term Equity Awards: Dr. Siegall’s regular annual equity grant, on August 16, 2021, had an aggregate grant date fair value of $14,726,286, which consisted of approximately 1/3 options, 1/3 RSU awards and 1/3 PSU awards. In addition, because equity is a long-term retention vehicle, we also provided Dr. Siegall a special, one-time additional amount of PSU awards with an aggregate grant date fair value of $1,090,726 to build stronger retention. For all of the PSU awards Dr. Siegall received in 2021, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

2022 PROXY STATEMENT	69

COMPENSATION DISCUSSION & ANALYSIS

Mr. Simpson

Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Mr. Simpson provided leadership of an increasingly complex and sophisticated finance function as the company continued to scale in 2021. This included careful assessment of financial strategies for budgets, long term planning, financial reporting, investor communications, treasury, tax, audit and SOX compliance, and international finance.
•Mr. Simpson also led multiple transactions, including our exclusive license agreement with RemeGen to develop and commercialize disitamab vedotin.
•Mr. Simpson oversaw our budgeting and long-range planning as well as closely watched our spend. The Company ended 2021 with over $2.2 billion in cash and investments and no debt.
PRODUCTS
•Under Mr. Simpson’s leadership, the Company invested over $1.2 billion into research and development, and made investments to expand our pipeline and commercial footprint in 2021, including our European commercial scale-up.
PEOPLE
•During 2021, Mr. Simpson oversaw the expansion of his finance team to support a growing, global organization with multiple products and expanding global operations.
•Mr. Simpson also oversaw the Facilities, Real Estate and Engineering function, which drove our on-site safety protocols during the second year of the COVID-19 pandemic.
•Mr. Simpson is an executive sponsor of our CARES ERN, which supports caregivers.
2021 Key Compensation Decisions
89.4%
At Risk
Base Salary: Effective February 1, 2021, Mr. Simpson’s salary increased by 4.50% to $631,200 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Mr. Simpson’s annual bonus was 130% of target and reflected an individual performance factor of 125%.
Long-Term Equity Awards: Mr. Simpson’s regular annual equity grant, on August 16, 2021, had an aggregate grant date fair value of $4,385,177, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. In addition, because equity is a long-term retention vehicle, we also provided Mr. Simpson a special, one-time additional amount of PSU awards with an aggregate grant date fair value of $436,334 to build stronger retention. For all of the PSU awards Mr. Simpson received in 2021, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

70

COMPENSATION DISCUSSION & ANALYSIS

Dr. Dansey

Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Dr. Dansey demonstrated strong leadership and day-to-day oversight over a large, complex drug development organization with a significant number of both late and early stage programs with sizable budgets and human resources.
PRODUCTS
•During 2021, under Dr. Dansey’s leadership, the Company received accelerated approval for TIVDAK in the U.S., our fourth product, which was approved for adult patients with recurrent or metastatic cervical cancer with disease progression on or after chemotherapy.
•Dr. Dansey also oversaw the expansion and strengthening of our pipeline. Some achievements include completing enrollment in the MOUNTAINEER trial of TUKYSA for pretreated metastatic colorectal cancer, completing enrollment in Cohort K of the EV-103 trial of PADCEV in combination with pembrolizumab as first-line treatment for metastatic urothelial cancer, receiving a positive CHMP opinion for PADCEV, and entering into an exclusive license agreement with RemeGen to develop and commercialize disitamab vedotin.
•Under Dr. Dansey’s leadership, we saw progress in advancing our early-stage clinical pipeline, including SEA-CD40 in combination with other therapies for the treatment of metastatic pancreatic cancer and the initiation of phase one trials.
•In addition, under Dr. Dansey’s leadership in 2021, we submitted three IND applications to the FDA to bring new potential therapies into the clinic.
PEOPLE
•Dr. Dansey and his leadership team were able to maintain the dedication, productivity, and engagement of a highly skilled workforce despite the challenges of a highly competitive biotech market and the COVID-19 pandemic.
•Dr. Dansey brought on a new Senior Vice President, Translational Sciences and successfully recruited 23 medical doctors as well as other key talent across our clinical development function.
•In 2021, Dr. Dansey was the executive sponsor of our Leaders in Action organization and, starting in 2022, he is an executive sponsor of our Seagen PRIDE ERN.
2021 Key Compensation Decisions
91.3%
At Risk
Base Salary: Effective February 1, 2021, Dr. Dansey’s salary increased by 5.00% to $766,500 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Dr. Dansey’s annual bonus was 148% of target and reflected an individual performance factor of 160%.
Long-Term Equity Awards: Dr. Dansey’s regular annual equity grant, on August 16, 2021, had an aggregate grant date fair value of $6,786,669, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. In addition, because equity is a long-term retention vehicle, we also provided Dr. Dansey a special, one-time additional amount of PSU awards with an aggregate grant date fair value of $545,386 to build stronger retention. For all of the PSU awards Dr. Dansey received in 2021, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

2022 PROXY STATEMENT	71

COMPENSATION DISCUSSION & ANALYSIS

Mr. Romp

Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Product sales under Mr. Romp’s leadership grew by over 38% in 2021 to $1.4 billion.
PRODUCTS
•Under Mr. Romp’s leadership, the U.S. commercial team exceeded our guidance for 2021 net product sales, set at the beginning of the year, across our brands.
•Mr. Romp oversaw the successful commercial launch of our fourth product, TIVDAK, in the U.S. In addition, our PADCEV and TUKYSA commercial teams continued to demonstrate strong revenue growth in the second year post launch.
PEOPLE
•Mr. Romp effectively leads a large, complex U.S. commercial organization supporting four commercial drugs. Under Mr. Romp’s leadership, a new franchise organization was put into place, and a new sales force for TIVDAK was recruited and onboarded. Mr. Romp also worked to ensure the continued engagement and commitment of a national commercial workforce during the second year of the COVID-19 pandemic. Even during these difficult circumstances, we were still able to expand the market share for our products, to serve more patients in need of our therapies, and turnover rates in his U.S. commercial organization were held well below median rates in the life sciences and medical devices industry.
•Mr. Romp also oversaw Seagen’s response to developments relating to the COVID-19 pandemic for our field sales force in support of creating a safe environment for our employees and the patients we serve.
2021 Key Compensation Decisions
88.7%
At RiskBase Salary: Effective February 1, 2021, Mr. Romp’s salary increased by 10.00% to $550,000 due to performance and to maintain competitive positioning in the market. Effective September 1, 2021, his salary increased by 9.09% to $600,000 to maintain his competitive positioning in the market.
Annual Cash Incentive Award: Mr. Romp’s annual bonus was 147% of target and reflected an individual performance factor of 160%.
Long-Term Equity Awards: Mr. Romp’s regular annual equity grant, on August 16, 2021, had an aggregate grant date fair value of $3,915,472, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. In addition, because equity is a long-term retention vehicle, we also provided Mr. Romp a special, one-time additional amount of PSU awards with an aggregate grant date fair value of $354,424 to build stronger retention. For all of the PSU awards Mr. Romp received in 2021, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

72

COMPENSATION DISCUSSION & ANALYSIS

Ms. Liu

Named Executive Officer Performance
FINANCIAL PERFORMANCE
•With the support of Ms. Liu’s leadership, the Company executed multiple transactions, including our exclusive license agreement with RemeGen to develop and commercialize disitamab vedotin.
PRODUCTS
•With the support of Ms. Liu’s leadership, we believe that the Company is positioned to support multiple products globally.
•In addition, Ms. Liu was instrumental in our efforts to protect our intellectual property assets and to build and maintain our compliance program, as well as in managing our litigation matters. She displayed strong leadership overseeing the work relating to our disputes with Daiichi Sankyo Co. Ltd.
PEOPLE
•During 2021, Ms. Liu oversaw the continued growth of our legal team and its capabilities with respect to transactional law, securities law, compliance and the Company’s European expansion, as well as the onboarding of a new Senior Vice President to oversee our global compliance team.
•Ms. Liu also remains one of the co-sponsors of our efforts around diversity, equity, and inclusion, which seek to build and improve upon our culture and create a company where all can do their best work.
2021 Key Compensation Decisions
87.3%
At Risk
Base Salary: Effective February 1, 2021, Ms. Liu’s salary increased by 9.06% to $598,000 due to performance and to maintain competitive positioning in the market. Effective September 1, 2021, her salary increased by 5.35% to $630,000 to maintain her competitive positioning in the market. Effective on her promotion to Chief Legal Officer on December 1, 2021, Ms. Liu’s salary increased 3.17% to $650,000 to establish competitive positioning in the market based on her new role.
Annual Cash Incentive Award: Ms. Liu’s annual bonus was 143% of target and reflected an individual performance factor of 150%.
Long-Term Equity Awards: Ms. Liu’s regular annual equity grant, on August 16, 2021, had an aggregate grant date fair value of $3,654,256, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. In addition, because equity is a long-term retention vehicle, we also provided Ms. Liu a special, one-time additional amount of PSU awards with an aggregate grant date fair value of $354,580 to build stronger retention. For all of the PSU awards Ms. Liu received in 2021, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

2022 PROXY STATEMENT	73

COMPENSATION DISCUSSION & ANALYSIS
Compensation Practices and Policies
Compensation and Risk
We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage our employees to assume excessive risks.
The Compensation Committee periodically reviews the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking. The Compensation Committee most recently conducted this review in March 2022 with input from its compensation consultant, Aon, and concluded that it does not. Among the factors that the Compensation Committee considered were:
•significant weighting towards long-term incentive compensation discourages short-term risk taking;
•goals are appropriately set to provide meaningful target levels that enhance shareholder value but that are quantifiable using objective criteria and include multiple performance measures;
•short-term incentive awards are capped by the Compensation Committee; and
•sales incentive plans and associated award programs for the Company’s sales team are aligned with market practice and support performance towards appropriate business objectives.
Stock Ownership Guidelines
Our Corporate Governance Guidelines include the following stock ownership guidelines for our named executive officers:

Role	New Stock Ownership Guidelines
CEO	6x base salary
Other Executive Officers	2x base salary
Our executives are required to be in compliance with these stock ownership guidelines by December 31st of the year during which such individual achieves his or her fifth anniversary as an executive on our Executive Committee. Dr. Dansey first became subject to the guidelines in 2018 when he commenced employment with us, and Mr. Romp first became subject to the guidelines in 2020 when he assumed his current role. As a result, as of December 31, 2021, neither Dr. Dansey nor Mr. Romp were required to comply with our stock ownership guidelines. However, all of our named executive officers, including Dr. Dansey and Mr. Romp, satisfied the stock ownership guidelines as of that date.
Prohibitions on Hedging, Pledging and Short-Term Speculative Transactions
Under the terms of our insider trading policy, no employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seagen that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.
Clawback Policy
Our clawback policy provides for the recoupment of cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.

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COMPENSATION DISCUSSION & ANALYSIS
Post-Employment Compensation
We provide severance benefit protection to our named executive officers through our individual employment agreements with each such individual. The Compensation Committee believes these severance payments and benefits are important from a retention perspective to provide some level of protection to our executive officers from having their employment terminated without cause or constructively terminated in connection with a change in control of the Company or otherwise, or from experiencing a life-changing disability, and that the amounts are reasonable when compared with similar arrangements adopted by other biotechnology companies. In addition, the Compensation Committee believes that these severance payments and benefits align our executive officer and shareholder interests by enabling them to consider corporate objectives and possible transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether such objectives or transactions may jeopardize their own employment.
With these arrangements, the Compensation Committee sought uniformity of terms among our executive officers based on their positions at the Company. In addition, the Compensation Committee believes that the payment-triggering event outside of the death or disability context, namely, being terminated without cause or constructively terminated, and then only when there is no misconduct by the executive officer, is a fair hurdle for the corresponding compensation.
More information regarding these arrangements is provided under the heading “Potential Payments Upon Termination or Change-in-Control—Employment Agreements.”
Tax and Accounting Considerations
Deduction Limitation
Under Section 162(m) of the Internal Revenue Code, or the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.
Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) of the Code did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.
Compensation paid to each of the Company’s “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by the Company will be eligible for such transition relief and be deductible by the Company in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its shareholders (which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m) of the Code). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) of the Code if it determines that such modifications are consistent with the Company’s business needs.

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COMPENSATION OF EXECUTIVE OFFICERS
Accounting Considerations
We follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period. For performance-based stock awards related to product sales revenue goals or milestones, we record compensation expense over the estimated service period once the achievement of the performance condition or milestone is considered probable. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Compensation Committee Report(1)
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted by the members of the Compensation Committee:

Felix J. Baker, Ph.D. (chair)	John A. Orwin	Daniel G. Welch
(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act or the Exchange Act, other than in Seagen’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee Interlocks and
Insider Participation
During 2021, the Compensation Committee consisted of Felix J. Baker (chair), John A. Orwin and Daniel G. Welch. None of these directors is a current or former officer or employee of Seagen. Please refer to the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for information concerning certain transactions involving entities affiliated with Dr. Baker.
During 2021, no member of the Compensation Committee or executive officer of Seagen has or had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

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Summary Compensation Table
The following table sets forth the compensation awarded to, or earned by, our named executive officers during the years indicated below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)		All Other Compensation(4) ($)	Total ($)
Clay B. Siegall, Ph.D. President and CEO	2021	1,133,969	—	10,985,182	4,831,830	1,835,467	(5)	119,996	18,906,444
	2020	1,043,651	—	9,295,156	4,561,723	1,575,900		17,127	16,493,557
	2019	963,369	—	8,137,179	3,502,217	1,903,500		15,230	14,521,495
Todd E. Simpson Chief Financial Officer	2021	621,650	—	3,082,038	1,739,473	525,633	(6)	18,146	5,986,940
	2020	601,600	1,500	2,132,760	1,407,644	440,900		17,127	4,601,531
	2019	572,342	—	1,824,697	1,552,123	525,700		15,230	4,490,092
Roger D. Dansey, M.D. Chief Medical Officer	2021	754,614	—	4,640,041	2,692,014	756,325	(7)	18,146	8,861,140
	2020	711,467	—	3,258,442	2,150,516	759,300		181,812	7,061,537
	2019	670,900	150,000	2,831,698	2,149,091	622,675		294,460	6,718,824
Chip R. Romp Executive Vice President, Commercial U.S.	2021	555,449	—	2,716,840	1,553,056	461,167	(8)	2,196	5,288,708
	2020	488,708	1,500	2,477,660	1,270,762	337,500		1,452	4,577,582
	2019	437,233	125,000	2,062,862	405,948	349,600		1,999	3,382,642
Jean I. Liu Chief Legal Officer	2021	598,558	—	2,559,307	1,449,529	497,667	(9)	18,146	5,123,207
	2020	546,125	—	1,777,282	1,172,990	400,200		17,127	3,913,724
	2019	520,325	500	1,578,609	1,384,957	466,500		15,230	3,966,121
(1)The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts include the aggregate grant date fair value of stock awards granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For time-based RSUs, the aggregate grant date fair value is based on the closing price of our common stock on the date of grant. For 2021, the amounts in this column include the fair value of awards granted on August 16, 2021 for Product Sales Revenue PSU awards and Relative TSR PSU awards, each as computed in accordance with FASB ASC Topic 718. The amounts reported for the Product Sales Revenue PSUs are based upon the probable outcome of the performance conditions as of the grant date. For these purposes, the fair values of the Product Sales Revenue PSUs were computed based on achieving the target level. Assuming the highest level of achievement of the performance conditions for these performance based RSUs, the fair value for these awards would have been $9,333,496 for Dr. Siegall, $2,042,520 for Mr. Simpson, $2,964,648 for Dr. Dansey, $1,770,684 for Mr. Romp, and $1,688,384 for Ms. Liu. The Relative TSR PSUs are subject to market conditions, and not performance conditions, as defined under FASB ASC Topic 718, and therefore do not have maximum grant date fair values that differ from the grant date fair values reported in this column. Please see “Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the RSUs we granted to the named executive officers. For information regarding the assumptions used in calculating these amounts for 2021, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. For 2021, the amounts in this column do not include the fair value of the EV/TV LTIP RSUs that were granted in 2021, as the fair value of such RSUs were reported in 2017 (with respect to Dr. Siegall, Mr. Simpson, Mr. Romp and Ms. Liu) or 2018 (with respect to Dr. Dansey) at the fair value on the service inception date (i.e. the date the Compensation Committee approved the terms of the EV/TV LTIP).
(2)The amounts in this column represent the aggregate grant date fair value of stock options granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts for 2021, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
(3)The amounts in this column reflect the 2021 annual cash bonus awards to the named executive officers under the Executive Bonus Plan, as well as cash payments earned under the EV/TV LTIP. See ”Compensation Discussion and Analysis” above and footnotes (5) through (9) below for more information on these cash payments.
(4)The amounts in this column for 2021 consist of life insurance premiums and Company matching contributions to our 401(k) plan for all named executive officers. In addition, for 2021, the amounts in this column for Dr. Siegall also include (a) $91,410 for residential security services and (b) the incremental cost of tickets to certain sporting events. On limited occasions during 2021, Dr. Siegall’s spouse accompanied him on certain charter flights that were already scheduled for business purposes and that were able to accommodate additional passengers. Dr. Siegall reimbursed us for the incremental cost associated with his spouse accompanying him on these flights.
(5)Amount includes Dr. Siegall’s 2021 annual bonus of $1,716,800 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $118,667.
(6)Amount includes Mr. Simpson’s 2021 annual bonus of $492,300 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $33,333.
(7)Amount includes Dr. Dansey’s 2021 annual bonus of $734,900 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $21,425.
(8)Amount includes Mr. Romp’s 2021 annual bonus of $442,500 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $18,667.
(9)Amount includes Ms. Liu’s 2021 annual bonus of $471,000 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $26,667.

2022 PROXY STATEMENT	77

COMPENSATION OF EXECUTIVE OFFICERS
Grants of Plan-Based Awards in 2021
The following table sets forth each equity and non-equity award granted to our named executive officers during 2021.

		Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base price of Option Awards (per share) ($)	Grant Date Fair Value of Stock Options and Awards(2) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Clay B. Siegall, Ph.D.
Executive Bonus Plan	N/A	—	1,271,710	2,543,420	—	—	—	—	—	—	—
Discretionary Stock Option Award(3)	8/16/2021	—	—	—	—	—	—	—	75,191	155.87	4,831,830
Discretionary RSU Award(4)	8/16/2021	—	—	—	—	—	—	30,821	—	—	4,804,069
Product Sales Revenue PSU Award(5)	8/16/2021	—	—	—	14,970	29,940	59,880	—	—	—	4,666,748
Relative TSR PSU Award(6)	8/16/2021	—	—	—	1,871	7,485	14,970	—	—	—	1,514,365
Todd E. Simpson
Executive Bonus Plan	N/A	94,680	378,720	757,440	—	—	—	—	—	—	—
Discretionary Stock Option Award(3)	8/16/2021	—	—	—	—	—	—	—	27,069	155.87	1,739,473
Discretionary RSU Award(4)	8/16/2021	—	—	—	—	—	—	11,095	—	—	1,729,378
Product Sales Revenue PSU Award(5)	8/16/2021	—	—	—	3,276	6,552	13,104	—	—	—	1,021,260
Relative TSR PSU Award(6)	8/16/2021	—	—	—	410	1,638	3,276	—	—	—	331,400
Roger D. Dansey, M.D.
Executive Bonus Plan	N/A	124,556	498,225	996,450	—	—	—	—	—	—	—
Discretionary Stock Option Award(3)	8/16/2021	—	—	—	—	—	—	—	41,892	155.87	2,692,014
Discretionary RSU Award(4)	8/16/2021	—	—	—	—	—	—	17,172	—	—	2,676,600
Product Sales Revenue PSU Award(5)	8/16/2021	—	—	—	4,755	9,510	19,020	—	—	—	1,482,324
Relative TSR PSU Award(6)	8/16/2021	—	—	—	595	2,378	4,756	—	—	—	481,117
Chip R. Romp
Executive Bonus Plan	N/A	75,000	300,000	600,000	—	—	—	—	—	—	—
Discretionary Stock Option Award(3)	8/16/2021	—	—	—	—	—	—	—	24,168	155.87	1,553,056
Discretionary RSU Award(4)	8/16/2021	—	—	—	—	—	—	9,907	—	—	1,544,204
Product Sales Revenue PSU Award(5)	8/16/2021	—	—	—	2,840	5,680	11,360	—	—	—	885,342
Relative TSR PSU Award(6)	8/16/2021	—	—	—	355	1,420	2,840	—	—	—	287,294
Jean I. Liu
Executive Bonus Plan	N/A	82,630	330,521	661,042	—	—	—	—	—	—	—
Discretionary Stock Option Award(3)	8/16/2021	—	—	—	—	—	—	—	22,557	155.87	1,449,529
Discretionary RSU Award(4)	8/16/2021	—	—	—	—	—	—	9,246	—	—	1,441,174
Product Sales Revenue PSU Award(5)	8/16/2021	—	—	—	2,708	5,416	10,832	—	—	—	844,192
Relative TSR PSU Award(6)	8/16/2021	—	—	—	339	1,354	2,708	—	—	—	273,941
(1)The dollar amounts represent the threshold, target and maximum amounts of each named executive officer’s potential annual cash bonus award for the year ended December 31, 2021, pursuant to the Executive Bonus Plan. The amount shown as target reflects the target payment level under the Executive Bonus Plan if Seagen and each individual had achieved 100% of the specific performance objectives and goals previously approved by the Compensation Committee in 2021. An individual (except Dr. Siegall) must have attained an individual performance percentage of 50% or more to receive any compensation under the Executive Bonus Plan. The amount shown as threshold reflects the payment level under the Executive Bonus Plan if each individual (except Dr. Siegall) had achieved the minimum individual performance percentage of 50% without any corporate performance goals being achieved. The amount shown as maximum reflects the payment level under the Executive Bonus Plan if Seagen and each individual had achieved 200% performance percentages based on the corporate goals approved by the Compensation Committee in 2021. A percentage of 200% is the maximum percentage allowed for both Seagen and individual performance percentages. Actual payouts made under the Executive Bonus Plan differed based on the actual performance objectives and goals achieved. The actual cash bonus award earned for the year ended December 31, 2021 under the Executive Bonus Plan for each named executive officer is set forth in the “Summary Compensation Table” above. As such, the amounts set forth in these columns do not represent additional compensation earned by the named executive officers for the year ended December 31, 2021. The Executive Bonus Plan is discussed in greater detail under the heading “Compensation Discussion and Analysis” above.
(2)The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of each award as computed in accordance with FASB ASC Topic 718 on the applicable grant date, as required to be disclosed under SEC rules.
(3)Discretionary stock options were granted under our 2007 Equity Plan. Vesting of all of these discretionary options occurs 1/4th on the one-year anniversary of the grant date and 1/36th of the remaining shares thereafter on a monthly basis until the grant is fully vested on the fourth anniversary of the grant date.

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(4)Discretionary RSUs were granted under our 2007 Equity Plan. Vesting of all of these discretionary RSUs vests 25% per year over a four-year period.
(5)PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 16, 2021. The vesting of such PSU awards is based on Product Sale Revenue for the 3 years beginning on January 1, 2022 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the threshold, target and maximum number of shares to be issued upon the vesting of these PSU awards. The amount shown as threshold represents the number of shares (50% of the target number of PSUs) upon threshold-level achievement of the performance goal. If threshold level performance is not achieved, no shares are issuable. Thus, the payout of this award may vary from 0% to 200% of the target number of shares.
(6)PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 16, 2021. The vesting of such PSU awards is based on Relative TSR for the 3 years beginning August 16, 2021 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the threshold, target and maximum number of shares to be issued upon the vesting of these PSU awards. The amount shown as threshold represents the number of shares (25% of the target number of PSUs) upon threshold-level achievement of the TSR goal. If threshold level performance is not achieved, no shares are issuable. Thus, the payout of this award may vary from 0% to 200% of the target number of shares.
Employment Agreements and Arrangements
Employment Agreements
Each of our named executive officers has entered into a written employment agreement with Seagen. For a description of these employment agreements, please see the section of this proxy statement under the heading “Potential Payments Upon Termination or Change-In-Control—Employment Agreements” below.
Annual Cash Bonus Awards
We have adopted the Executive Bonus Plan that provides for annual bonus awards to reward executive officers based on our achievement of specific corporate goals and a holistic evaluation of several factors, including the executive’s performance and contribution toward achieving corporate goals. For more information regarding the Executive Bonus Plan, please see the section of this proxy statement under the heading “Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” and footnote (1) to the “Grants of Plan-Based Awards” table above.
Time-Based Stock Awards
Discretionary options that we granted in 2021 under the 2007 Equity Plan have a ten year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date, subject to the accelerated vesting of such options under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. Options granted under the 2007 Equity Plan carry an exercise price equal to the closing price of our common stock on the grant date on the Nasdaq Global Select Market, and the 2007 Equity Plan permits the exercise price of stock options to be paid by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cancellation of debt, cashless “net exercise” arrangements, and any other form of consideration permitted by applicable law. If an executive’s service with us terminates for any reason other than cause, death, disability or, with respect to options granted on or after August 30, 2018, retirement, then options held by the executive under the 2007 Equity Plan generally will be exercisable to the extent they are vested on the termination date for a period of three months after the termination (if an executive’s service with us terminates for cause, then the Board or the Compensation Committee has the authority to terminate all options held by the executive under the 2007 Equity Plan immediately), however, an executive terminated under the involuntary termination provision of the employment agreements will be eligible for one year of acceleration of such executive’s equity awards as further described in the section below. Generally, if an executive’s service with us terminates as a result of the executive’s death or in the event of the executive’s death within 30 days following the executive’s termination of service, all outstanding options that were vested and exercisable as of the date of the executive’s death or termination of service, if earlier, may be exercised for six months following the executive’s death for options granted on or prior to May 18, 2018 and may be exercised for twelve months following the executive’s death for options granted after May 18, 2018, but in no event after the expiration date of such option. Generally, if an executive’s service with us terminates as a result of the executive’s disability or, with respect to options granted on or after August 30, 2018, retirement, then all options to the extent they are vested and exercisable on the termination date may be exercised for twelve months following the termination date but

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COMPENSATION OF EXECUTIVE OFFICERS
in no event after the expiration date of such option. Each RSU represents a right to receive one share of our common stock (subject to adjustment for certain specified changes in our capital structure). In the event that RSU awards vest, we will deliver one share of our common stock for each RSU that has vested. Discretionary RSU awards that we granted in 2021 generally vest in four equal tranches on the anniversary of the vesting commencement date until vested in full, provided that vesting will cease if an executive’s service with us terminates for any reason.
Under the 2007 Equity Plan, in the event of (i) an acquisition of Seagen by means of any reorganization, merger, consolidation or other transaction or series of transactions, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii) our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity; and provided that (iii) shall not be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur, then the Board or the Compensation Committee may, in its discretion: (i) provide for the assumption or substitution of, or adjustment (including to the number and type of shares and exercise price applicable) to, each outstanding equity award; (ii) accelerate the vesting of equity awards; and/or (iii) provide for termination of awards as a result of the change in control on such terms and conditions as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the executive.
Additionally, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards will be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an executive’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award will be accelerated in full.
Long-Term Incentive Plans and PSU Awards
In May 2016, the Compensation Committee approved the ECHELON-1 LTIP, a performance-based long- term incentive plan, or LTIP, to incentivize our executive officers and other employees to achieve FDA regulatory approval of a label expansion of ADCETRIS based on the phase 3 ECHELON-1 trial. Under the ECHELON-1 LTIP, each eligible employee, including each named executive officer other than Dr. Dansey, was eligible to receive a cash award and an option to purchase shares of our common stock, with the amount of each cash and option award based on the participant’s position with the Company. The cash awards were paid to participants in the ECHELON-1 LTIP following the Compensation Committee’s certification of the achievement of the FDA approval milestone in March 2018. The ECHELON-1 LTIP options, which were granted to our named executive officer participants in ECHELON-1 LTIP on May 9, 2016 with an exercise price of $34.20 per share (the fair market value of our common stock on the date of grant), commenced vesting upon the Compensation Committee’s certification of the achievement of the FDA approval milestone, and vest in four equal annual installments on the first four anniversaries of the date the FDA approval milestone was achieved, subject to continuous service with the Company as of each vesting date. The ECHELON-1 LTIP options were fully vested on March 20, 2022.
In September 2017, the Compensation Committee approved the EV/TV LTIP for the purpose of incentivizing the Company’s employees to achieve the FDA approval of PADCEV and TIVDAK. The EV/TV LTIP provides that each eligible employee, including each named executive officer, is eligible to receive a cash award and, depending on the participant’s position with the Company, may also be eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date. A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved PADCEV and TIVDAK. PADCEV received FDA accelerated approval in December 2019, and as a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP in December 2019. TIVDAK

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received FDA accelerated approval in September 2021, and as a result, in September 2021, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP. The EV/TV LTIP RSU awards that were granted in connection with the approval of PADCEV vested on December 18, 2021. The EV/TV LTIP RSU awards that were granted in connection with the approval of TIVDAK will vest on September 20, 2023, the second anniversary of the date of FDA approval, subject to continuous service with the Company through the vesting date.
In July 2018, the Compensation Committee approved a special PSU grant to Mr. Romp with vesting contingent on the achievement of certain ADCETRIS revenue goals for 2021, subject to Mr. Romp’s continued employment on the vesting date. The PSU award has a target number of shares equal to 7,500 and a maximum number of shares equal to 15,000. The ADCETRIS revenue goals were not met and therefore no shares vested on December 31, 2021 pursuant to this PSU grant.
In August 2018, the Compensation Committee also approved a special PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards were subject to vesting in tranches contingent on the FDA’s approval of PADCEV, TUKSYA, and TIVDAK but would not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. In 2019, upon the Compensation Committee’s certification that PADCEV received FDA approval, the PADCEV portion of the PSU was deemed eligible to vest. In 2020, upon the Compensation Committee’s certification that TUKYSA received FDA approval, the TUKYSA portion of the PSU was deemed eligible to vest. In 2021, upon the Compensation Committee’s certification that TIVDAK received FDA approval, the TIVDAK portion of the PSU was deemed eligible to vest. Accordingly, all 17,263 shares related to the PSU awards vested on December 31, 2021.
In October 2018, the Compensation Committee approved the Tucatinib LTIP, a company-wide long-term incentive plan, for the purpose of incentivizing the Company’s employees to achieve the FDA approval of TUKYSA. The Tucatinib LTIP provides that each eligible employee, including each named executive officer, is eligible to receive grants of equity awards relating to our common stock, which consist of a “First Tranche” and a “Second Tranche” as set forth in the Tucatinib LTIP, each of which is granted as a separate stock unit award on the applicable date of grant. The stock unit awards provided under the Tucatinib LTIP are granted under, and subject to the terms of, our 2007 Equity Plan and our standard forms of Stock Unit Grant Notice and Stock Unit Agreement for U.S. employees and non-U.S. employees. The target number of stock units granted in the First Tranche granted on November 1, 2018 equaled 50% of the target award value applicable to each executive officer divided by the average closing sales price of our common stock for the 30 calendar day period ending on October 31, 2018. The First Tranche vested on April 19, 2020, or the Certification Date, the Compensation Committee’s certification of the first approval by the FDA for the commercial sale and marketing of TUKYSA in the U.S. by us or any of our partners for any indication, which approval was based on the data from the pivotal HER2CLIMB trial (such achievement, the Tucatinib Milestone). The number of shares that vested was determined by multiplying the target number of stock units subject to each stock unit award by an earn out percentage. On the Certification Date, the Compensation Committee determined that the earn out percentage was 120% using a sliding scale in the Tucatinib LTIP based on the date of achievement of the Tucatinib Milestone and the breadth of the indication for which TUKYSA was approved. The Second Tranche was granted upon the Compensation Committee’s certification of the Tucatinib Milestone. The number of stock units granted with respect to the Second Tranche was equal to 50% of the target award value applicable to each executive officer multiplied by the earn out percentage of 120%, with the product of these numbers then divided by the average closing sales price of our common stock for the 30 calendar day period ending on the calendar day prior to the date of grant of the Second Tranche. The Second Tranche will vest on the second anniversary of the Certification Date, provided that the executive officer’s continuous service with us has not terminated prior to the vesting date.
In August 2019, the Compensation Committee approved two PSU grants to Dr. Siegall as part of its regular annual equity granting process:

2022 PROXY STATEMENT	81

COMPENSATION OF EXECUTIVE OFFICERS
•A grant with vesting contingent on the achievement of certain pre-specified 2022 adjusted revenue goals, or the Adjusted Revenue PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 38,427 and a maximum number of shares equal to 76,854; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year TSR goals, or the 2019 Relative TSR PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 9,607 and a maximum number of shares equal to 19,214.
In December 2019, the Compensation Committee approved the issuance of special PSU awards, or the EV Frontline PSU awards, to eligible employees, including each of our named executive officers, as part of a company-wide long-term incentive grant to incentivize the Company’s employees to achieve the potential approval of PADCEV in the frontline urothelial cancer indication. The EV Frontline PSU awards were granted under, and are subject to the terms of, our 2007 Equity Plan and our standard forms of performance-based Stock Unit Grant Notice and Stock Unit Agreement. The target number of stock units for each executive officer was calculated by dividing a target award value by the average closing price of our common stock during the month of December 2019. None of the EV Frontline PSU awards will vest unless the Compensation Committee certifies that a milestone has been met under the EV Frontline PSU awards. Upon certification that the FDA has granted accelerated approval of PADCEV in the frontline urothelial cancer indication, or the Accelerated Approval Milestone, 25% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. Upon certification that the FDA has granted regular approval of PADCEV in the frontline urothelial cancer indication, or the Regular Approval Milestone, 75% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. Each of the Accelerated Approval Milestone and the Regular Approval Milestone has a deadline by which it must be achieved. If it is not achieved by its deadline, then the associated number of stock units will be forfeited. Neither the Accelerated Approval Milestone nor the Regular Approval Milestone can be achieved within one year of the date of grant.
In August 2020, the Compensation Committee approved two PSU grants to each of our named executive officers as part of its regular annual equity granting process:
•A grant with vesting contingent on the achievement of a pre-specified three-year product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.
In August 2021, the Compensation Committee approved PSU grants to each of our named executive officers as part of its regular annual equity granting process, plus a special one-time additional amount of PSU awards as an added long-term retention incentive. These grants consisted of:
•A grant with vesting contingent on the achievement of a pre-specified three-year product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.
For more information regarding grants of equity awards to our executive officers, please see the sections of this proxy statement under the headings “Compensation Discussion and Analysis—Compensation-Setting Process—Long- Term Equity Awards” and the “Grants of Plan-Based Awards” table above. For more information regarding the acceleration of equity awards held by our executive officers, please see the section of this proxy statement under the heading “Potential Payments Upon Termination or Change-In-Control.”

82

COMPENSATION OF EXECUTIVE OFFICERS
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth certain information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2021.

	Option Awards					Stock Awards			Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Clay B. Siegall, Ph.D.
	136,345	—	26.10	08/20/12	8/20/2022
	137,500	—	41.04	08/19/13	8/19/2023
	150,000	—	44.09	08/26/14	8/26/2024
	160,000	—	39.15	08/25/15	8/25/2025
	180,000	—	45.30	08/27/16	8/27/2026
	168,000	—	46.37	08/17/17	8/17/2027
	189,986	37,998	76.86	08/30/18	8/30/2028
	27,960	9,320	34.20	03/20/18	5/9/2026
	66,555	47,540	72.64	08/30/19	8/30/2029
	23,127	46,256	161.82	08/17/20	8/17/2030
	—	75,191	155.87	08/16/21	8/16/2031
						23,995	(3)	3,709,627	—		—
						24,016	(4)	3,712,874	—		—
						—		—	38,427	(5)	5,940,814
						—		—	9,607	(6)	1,485,242
						—		—	8,440	(7)	1,304,824
						4,729	(8)	731,103	—		—
						20,986	(9)	3,244,436	—		—
						—		—	22,386	(10)	3,460,876
						—		—	5,596	(11)	865,142
						30,821	(12)	4,764,927	—		—
						—		—	29,940	(13)	4,628,724
						—		—	7,485	(14)	1,157,181
						714	(15)	110,384	—		—
Total	1,239,473	216,305				105,261		16,273,351	121,881		18,842,803

2022 PROXY STATEMENT	83

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards					Stock Awards					Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Todd E. Simpson
	39,946	—	39.15	08/25/15	8/25/2025
	42,793	—	45.30	08/27/16	8/27/2026
	55,344	—	46.37	08/17/17	8/17/2027
	41,004	8,201	76.86	08/30/18	8/30/2028
	7,895	2,631	34.20	03/20/18	5/9/2026
	29,496	21,069	72.64	08/30/19	8/30/2029
	7,137	14,273	161.82	08/17/20	8/17/2030
	—	27,069	155.87	08/16/21	8/16/2031
						5,178	(3)	800,519	—		—
						10,644	(4)	1,645,562	—		—
						—		—	2,436	(7)	376,606
						1,439	(8)	222,469	—		—
						6,476	(9)	1,001,190	—		—
						—			3,454	(10)	533,988
						—		—	863	(11)	133,420
						11,095	(12)	1,715,287	—		—
						—		—	6,552	(13)	1,012,939
						—		—	1,638	(14)	253,235
						201	(15)	31,075	—		—
Total	223,615	73,243				35,033		5,416,102	14,943		2,310,188

84

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards					Stock Awards			Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Roger D. Dansey, M.D.
	22,879	5,209	65.11	06/15/18	6/15/2028
	2,657	532	76.86	08/30/18	8/30/2028
	11,675	2,335	77.45	09/07/18	9/7/2028
	40,841	29,172	72.64	08/30/19	8/30/2029
	10,903	21,806	161.82	08/17/20	8/17/2030
	—	41,892	155.87	08/16/21	8/16/2031
						335	(3)	51,791	—		—
						1,474	(3)	227,880	—		—
						2,884	(16)	445,866	—		—
						14,737	(4)	2,278,340	—		—
						—		—	2,436	(7)	376,606
						1,439	(8)	222,469			—
						9,894	(9)	1,529,612			—
						—		—	5,277	(10)	815,824
						—		—	1,319	(11)	203,917
						17,172	(12)	2,654,791	—		—
						—			9,510	(13)	1,470,246
						—			2,378	(14)	367,639
						129	(15)	19,943	—		—
Total	88,955	100,946				48,064		7,430,692	20,920		3,234,232
Chip R. Romp
	17,374	—	45.30	08/27/16	8/27/2026
	21,875	—	46.37	08/17/17	8/17/2027
	11,481	2,296	76.86	08/30/18	8/30/2028
	1,590	1,589	34.20	03/20/18	5/9/2026
	7,715	5,510	72.64	08/30/19	8/30/2029
	6,442	12,886	161.82	08/17/20	8/17/2030
	—	24,168	155.87	08/16/21	8/16/2031
						1,450	(3)	224,170	—		—
						3,596	(17)	555,942	—		—
						2,784	(4)	430,406	—		—
						5,707	(18)	882,302	—		—
									1,392	(7)	215,203
						822	(8)	127,081	—		—
						2,583	(19)	399,332	—		—
						5,846	(9)	903,792	—		—
						—		—	3,118	(10)	482,043
						—		—	780	(11)	120,588
						9,907	(12)	1,531,622	—		—
						—		—	5,680	(13)	878,128
						—		—	1,420	(14)	219,532
						112	(15)	17,315
Total	66,477	46,449				32,807		5,071,962	12,390		1,915,494

2022 PROXY STATEMENT	85

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards					Stock Awards			Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Jean I. Liu
	32,446	—	39.15	08/25/15	8/25/2025
	35,293	—	45.30	08/27/16	8/27/2026
	40,344	—	46.37	08/17/17	8/17/2027
	34,853	6,971	76.86	08/30/18	8/30/2028
	6,250	2,083	34.20	03/20/18	5/9/2026
	26,319	18,800	72.64	08/30/19	8/30/2029
	5,947	11,894	161.82	08/17/20	8/17/2030
	—	22,557	155.87	08/16/21	8/16/2031
						4,402	(3)	680,549	—		—
						9,497	(4)	1,468,236	—		—
						—		—	1,740	(7)	269,004
						1,028	(8)	158,929			—
						5,396	(9)	834,222			—
						—		—	2,878	(10)	444,939
						—		—	720	(11)	111,312
						9,246	(12)	1,429,432	—		—
						—			5,416	(13)	837,314
						—			1,354	(14)	209,328
						160	(15)	24,736	—		—
Total	181,452	62,305				29,729		4,596,104	12,108		1,871,897
Total	1,799,972	499,248				250,894		38,788,211	182,242		28,174,614
(1)All of the unexercisable options set forth in this column (other than the options with a vesting start date of March 20, 2018) vest at a rate of ¼th upon the one year anniversary of the vesting commencement date of such award, which vesting commencement date for each award is based on the date of hire of such person for their initial grant and thereafter on the grant date of such award. 1/36th of the remaining unvested shares vest on an equal monthly basis thereafter until the award is fully vested on the fourth anniversary of the vesting commencement date. The options with a vesting start date of March 20, 2018 vest in four equal annual installments on the first four anniversaries of March 20, 2018.
(2)The market value of the RSU awards is based on the closing stock price of $154.60 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2021.
(3)RSU award vests 25% per year until fully vested on August 30, 2022.
(4)RSU award vests 25% per year until fully vested on August 30, 2023.
(5)The Adjusted Revenue PSU awards were granted on August 30, 2019 and will vest after December 31, 2022 upon certification by the Compensation Committee of achievement of the 2022 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long- Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Adjusted Revenue PSU awards is 76,854.
(6)The 2019 Relative TSR PSU awards were granted on August 30, 2019 and will vest after August 31, 2022 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements— Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the 2019 Relative TSR PSU awards is 19,214.
(7)The EV Frontline PSU awards were granted on December 31, 2019 and will vest upon certification by the Compensation Committee of certain milestones, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”
(8)Upon the Compensation Committee’s certification that Tucatinib received FDA approval, the Second Tranche of the Tucatinib LTIP was deemed eligible to vest and will vest on April 19, 2022, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”
(9)RSU awards vest 25% per year until fully vested on August 17, 2024.
(10)The Product Sales Revenue PSU awards were granted on August 17, 2020 and will vest after December 31, 2023 upon certification by the Compensation Committee of achievement of the 2023 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 44,772 for Dr. Siegall, 6,908 for Mr. Simpson, 10,554 for Dr. Dansey, 6,236 for Mr. Romp and 5,756 for Ms. Liu.

86

COMPENSATION OF EXECUTIVE OFFICERS
(11)The Relative TSR PSU awards were granted on August 17, 2020 and will vest after August 17, 2023 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 11,192 for Dr. Siegall, 1,726 for Mr. Simpson, 2,638 for Dr. Dansey, 1,560 for Mr. Romp and 1,440 for Ms. Liu.
(12)RSU awards vest 25% per year until fully vested on August 16, 2025.
(13)The Product Sales Revenue PSU awards were granted on August 16, 2021 and will vest after December 31, 2024 upon certification by the Compensation Committee of achievement of the 2022 through 2024 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 59,880 for Dr. Siegall, 13,104 for Mr. Simpson, 19,020 for Dr. Dansey, 11,360 for Mr. Romp, and 10,832 for Ms. Liu.
(14)The Relative TSR PSU awards were granted on August 16, 2021 and will vest after August 16, 2024 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 14,970 for Dr. Siegall, 3,276 for Mr. Simpson, 4,756 for Dr. Dansey, 2,840 for Mr. Romp, and 2,708 for Ms. Liu.
(15)Upon the Compensation Committee’s certification that TV received FDA approval, the TV portion of the EV/TV LTIP was deemed eligible to vest and will vest on September 23, 2023, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”
(16)RSU awards vest 25% per year until fully vested on February 1, 2023.
(17)RSU awards vest 25% per year until fully vested on July 1, 2023.
(18)RSU awards vest 33% per year until fully vested on December 19, 2023
(19)The RSU award vests 25% per year until fully vested on May 15, 2024.
Option Exercises and Stock Vested in 2021
The following table sets forth information regarding exercises of stock options and vesting of RSU awards by our named executive officers for the year ended December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) $	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) $
Clay B. Siegall, Ph.D.	280,273	42,870,859	46,100	7,630,194
Todd E. Simpson	75,952	13,837,864	13,531	2,239,003
Roger D. Dansey, M.D.	—	—	81,742	12,715,306
Chip R. Romp	—	—	10,791	1,697,281
Jean I. Liu	46,339	8,233,498	11,647	1,928,949
(1)The value realized on exercise is calculated based on the difference between the exercise price of each option exercised and the closing price of our common stock on the date of exercise multiplied by the number of shares underlying each option exercised, and does not represent actual amounts received by the named executive officers as a result of the option exercises.
(2)The value realized on vesting is calculated based on the closing price of our common stock on the vesting date multiplied by the number of shares underlying each award vested.
CEO Pay Ratio
Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO, or the CEO Pay Ratio. Set forth below is a description of the methodology, including material assumptions, adjustments and estimates, we used to identify the median employee for purposes of calculating the CEO Pay Ratio:
•We identified the median employee using our employee population as of November 4, 2021.
•In determining compensation for purposes of the median calculation, we used each employee’s annual base pay, the employee’s target annual bonus and either the employee’s regular annual equity award or (for employees hired after the cutoff to receive a regular annual equity award) the employee’s target new-hire equity grant. For regular annual equity awards, we used grant date fair value, and for target new-hire equity grants, we used the target award value.

2022 PROXY STATEMENT	87

COMPENSATION OF EXECUTIVE OFFICERS
•We annualized the base salary earned in 2021 by permanent employees (full-time and part-time) hired after January 1, 2021.
Using this approach, we selected the median of our employee population. Once the median employee was identified, we then calculated annual total compensation for this employee in accordance with the requirements of the Summary Compensation Table.
For 2021, the median of the annual total compensation of our employees (other than our CEO) was $250,158 and the annual total compensation of our CEO was $18,906,444. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 76:1.
The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with the rule and applicable guidance. The rule and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, as the SEC explained when it adopted the rule, in considering the pay-ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures. Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

88

COMPENSATION OF EXECUTIVE OFFICERS
Potential Payments upon Termination
or Change-in-Control
The following table reflects the potential payments and benefits to which the named executive officers would be entitled under each individual’s employment agreement with Seagen and our ECHELON-1 LTIP, the EV/TV LTIP, the Tucatinib LTIP and any PSU award granted to a named executive officer, in the event of termination or change-in-control of the Company. The amounts shown in the table below assume that each termination or event was effective as of December 31, 2021 and that all eligibility requirements under the respective agreement were satisfied.

	Involuntary Termination(1)
Name and Principal Position	Before or more than 12 months after a Change in Control	Immediately before or within 12 months after a Change in Control	Termination due to Death or Disability(2)
Clay B. Siegall, Ph.D.
President and CEO
Base salary continuation	$1,734,150	$2,312,200	$—
Lump sum bonus award payment	1,907,565	3,815,130	1,271,710
Health benefit continuation	29,591	59,182	—
Vacation payout	88,931	88,931	88,931
Stock award acceleration(3)	14,983,862	42,273,779	21,645,225
Total	$18,744,099	$48,549,222	$23,005,866
Todd E. Simpson
Chief Financial Officer
Base salary continuation	$631,200	$946,800	$—
Lump sum bonus award payment	378,720	568,080	378,720
Health benefit continuation	21,554	32,331	—
Vacation payout	48,554	48,554	48,554
Stock award acceleration(3)	4,598,785	10,172,237	4,705,771
Total	$5,678,813	$11,768,002	$5,133,045
Roger D. Dansey, M.D.
Chief Medical Officer
Base salary continuation	$766,500	$1,149,750	$—
Lump sum bonus award payment	498,225	747,338	498,225
Health benefit continuation	21,554	32,331	—
Vacation payout	58,962	58,962	58,962
Stock award acceleration(3)	5,160,092	13,508,331	5,796,579
Total	$6,505,333	$15,496,712	$6,353,766

2022 PROXY STATEMENT	89

COMPENSATION OF EXECUTIVE OFFICERS

	Involuntary Termination(1)
Name and Principal Position	Before or more than 12 months after a Change in Control	Immediately before or within 12 months after a Change in Control	Termination due to Death or Disability(2)
Chip R. Romp
Executive Vice President, Commercial U.S.
Base salary continuation	$600,000	$900,000	$—
Lump sum bonus award payment	300,000	450,000	300,000
Health benefit continuation	29,591	44,387	—
Vacation payout	46,154	46,154	46,154
Stock award acceleration(3)	2,743,724	7,674,471	2,929,787
Total	$3,719,469	$9,115,012	$3,275,941
Jean I. Liu
Chief Legal Officer
Base salary continuation	$650,000	$975,000	$—
Lump sum bonus award payment	390,000	585,000	390,000
Health benefit continuation	29,591	44,387	—
Vacation payout	50,000	50,000	50,000
Stock award acceleration(3)	4,015,047	8,633,578	4,116,587
Total	$5,134,638	$10,287,965	$4,556,587
(1)Each employment agreement with a named executive officer provides that in the case of involuntary termination occurring not in connection with a change in control, such individual is entitled to receive 12 months of monthly base salary, such individual’s annual target bonus, 12 months of continued health benefits and 12 months of accelerated vesting of outstanding equity awards (i.e., stock options and RSU awards), except that Dr. Siegall is entitled to 18 months of base salary and his annual target bonus multiplied by 1.5. Such base salary and bonus payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion. In the case of involuntary termination occurring immediately prior to or within 12 months after a change in control, each named executive officer is entitled to receive 18 months of monthly base salary, such individual’s annual bonus at target, multiplied by 1.5, 18 months of continued health benefits and 100% acceleration of vesting of outstanding equity awards (other than PSUs), except that Dr. Siegall is entitled to 24 months of base salary and 24 months of continued health benefits, a pro-rata portion of his annual bonus at target and his annual bonus at target multiplied by 2. Such base salary and bonus payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion, other than the pro rata bonus payment to Dr. Siegall which must be made in a lump sum. Such severance benefits are conditioned upon the individual’s resignation from all positions held by the individual and execution of a full release and waiver of claims. See the description of each named executive officer’s employment agreement set forth below under the heading “Employment Agreements.” The treatment of the PSUs awarded to our named executive officers in August 2021, the PSUs awarded to our named executive officers in August 2020 and the PSUs awarded to Dr. Siegall in August 2019, is discussed below under the heading “Other Termination Benefits.”
(2)Upon termination due to death or disability, each employment agreement provides for payment of the amount of such individual's target annual bonus for the fiscal year in which the death or disability occurs, as determined by the Board or the Compensation Committee, and any accrued but unused vacation, and 12 months accelerated vesting of outstanding equity awards granted after May 18, 2018. The PSUs awarded to our named executive officers in August 2021, the PSUs awarded to our named executive officers in August 2020 and the PSUs awarded to Dr. Siegall in August 2019, all provide for accelerated vesting of a pro rata portion of the target award due to termination of employment due to death or disability.
(3)The value of equity award vesting acceleration is based on the closing stock price of $154.60 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2021 with respect to unvested RSU awards and in-the-money unvested stock option shares (and in the case of unvested stock option shares, minus the exercise price of the unvested option shares).
Employment Agreements
During 2021, we were a party to an amended and restated employment agreement with Dr. Siegall entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $1,156,100 effective February 1, 2021, and he may receive an annual bonus based upon performance criteria and financial and operational results of Seagen as determined by the Compensation Committee of the Board of Directors under the Executive Bonus Plan. Dr. Siegall is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors. In the event Dr. Siegall’s employment is constructively terminated or terminated by Seagen without cause, he will be entitled to receive his monthly base salary for an additional 18 months, his annual bonus at target multiplied by 1.5, COBRA premium benefits for an additional 12 months, and equity award vesting acceleration equal to an additional 12 months of vesting (unless otherwise provided in an equity award agreement). Such base salary and bonus

90

COMPENSATION OF EXECUTIVE OFFICERS
payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion. The employment agreement additionally provides that if Dr. Siegall’s employment is constructively terminated or terminated by Seagen without cause immediately prior to or within 12 months after a change in control of Seagen, Dr. Siegall will be entitled to receive (i) his monthly base salary and COBRA premium benefits for an additional 24 months, (ii) his target bonus at target multiplied by two, and (iii) his pro rata bonus at target for the year in which the change in control occurs. Such base salary and bonus payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion, other than the pro rata bonus payment which must be made in a lump sum. Additionally, all of Dr. Siegall’s equity awards will become fully vested and, in the case of stock options, exercisable (unless otherwise provided in an equity award agreement). Such severance benefits are conditioned upon Dr. Siegall’s resignation from all positions held by Dr. Siegall and execution of a full release and waiver of claims. Dr. Siegall’s employment is for no specified length of time, and either he or Seagen has the right to terminate his employment at any time with or without cause.
During 2021, we were a party to an amended and restated employment agreement with Mr. Simpson entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $631,200 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Simpson is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.
During 2021, we were a party to an amended and restated employment agreement with Dr. Dansey entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $766,500 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Dr. Dansey is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.
During 2021, we were a party to an amended and restated employment agreement with Mr. Romp entered into in April 2020. This agreement provides that he receive an annual base salary, which is currently set at $600,000 effective September 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Romp is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.
During 2021, we were a party to an amended and restated employment agreement with Ms. Liu entered into in October 2018. This agreement provides that she receive an annual base salary, which is currently set at $650,000 effective December 1, 2021, and is eligible to receive an annual bonus at a target percentage of her base salary as determined by the Compensation Committee. Ms. Liu is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.
Each such amended and restated employment agreements for Mr. Simpson, Dr. Dansey, Mr. Romp and Ms. Liu provide that if such executive’s employment is constructively terminated or terminated by us without cause, such executive will be entitled to 12 months of base salary and COBRA premium benefits, his or her annual bonus at target, and equity award vesting acceleration equal to 12 months of vesting (unless otherwise provided in an equity award agreement). Such employment agreements additionally provide that in the event such executive is involuntarily terminated immediately prior to or within 12 months after a change in control, all of such executive’s equity awards will become fully vested (unless otherwise provided in an equity award agreement) and, in the case of stock options, exercisable, and he or she will be entitled to 18 months of base salary and COBRA premium benefits and his or her annual bonus at target, multiplied by 1.5. Such base salary and bonus payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion. Such severance benefits are conditioned upon such executive’s resignation from all positions held by such executive and execution of a full release and waiver of claims. Each such executive’s employment is for no specified length of time, and either such executive or we have the right to terminate such executive’s employment at any time with or without cause.

2022 PROXY STATEMENT	91

COMPENSATION OF EXECUTIVE OFFICERS
On February 9, 2022, following the approval of the Compensation Committee, we entered into an amended and restated employment agreement with each of our named executive officers. The amended and restated employment agreement with Dr. Siegall, or the amended Siegall agreement, amended and restated the employment agreement that was entered into with Dr. Siegall in October 2018. The amended Siegall agreement provides that, in the event his employment is constructively terminated or terminated by Seagen without cause, the period to receive payment of COBRA premium benefits and the period of vesting acceleration for his outstanding equity awards would be 18 months (rather than 12 months as was provided under his prior agreement) (unless otherwise provided in an equity award agreement), which would result in his total potential payment for such a termination in the “Potential Payments Upon Termination or Change-In-Control” table above to be $19,927,808. The amended Siegall agreement also provides that, in the event his employment is constructively terminated or terminated by Seagen without cause within 3 months prior to or 18 months after a change of control of Seagen: (i) his cash severance period would be 36 months (rather than 24 months as was provided under his prior agreement), (ii) his bonus payment would be equal to his annual target bonus multiplied by 3 (rather than multiplied by 2 as was provided under his prior agreement, although the payment of a pro-rated portion of his annual target bonus for the year of his termination remains unchanged) and (iii) the period to receive payment of COBRA premium benefits would be 36 months (rather than 24 months as was provided under his prior agreement); which would result in his total potential payment for such a termination in the “Potential Payments Upon Termination or Change-In-Control” table above to be $51,006,623.
With respect to all of our named executive officers, including Dr. Siegall, their employment agreements were amended to increase the change of control protection period from 12 months after a change of control to 3 months prior to and 18 months after a change of control and to update the related change of control provisions in such agreements.
Other Benefits on Termination or Change-in-Control
We do not provide any “gross-ups” or other payments based on taxes attributable to any of the severance payments and benefits described above.
Upon a termination of employment due to death or disability, each employment agreement also provides for payment of the amount of such individual's target annual bonus for the fiscal year in which the death or disability occurs, as determined by the Board or the Compensation Committee, and any accrued but unused vacation. In addition, the 2007 Equity Plan provides that (i) upon the executive officer's termination of employment as a result of his or her disability, all outstanding options to purchase shares of our common stock that are vested and exercisable as of the date of the executive officer’s termination of employment may be exercised for 12 months following the termination date, but in no event after the expiration of such option; and (ii) upon the executive officer's termination of employment as a result of his or her death or in the event of the executive officer’s death within 30 days following his or her termination of employment , all outstanding options to purchase shares of our common stock that are vested and exercisable as of the date of the executive officer’s death may be exercised for twelve months following his or her death but in no event after the expiration date of such option.
Other Termination Benefits
Other than as set forth in each named executive officer’s employment agreement and except as otherwise provided by applicable law, the named executive officers are generally not entitled to any additional benefits upon a termination or change in control of Seagen. However, under the 2007 Equity Plan, in the event of a change in control of Seagen, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards shall be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award shall

92

COMPENSATION OF EXECUTIVE OFFICERS
be accelerated in full. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2021, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above under the column “Involuntary Termination—Within 12 months after a Change in Control.”
Under the 2007 Equity Plan, if a named executive officer’s service with us is terminated as a result of death or disability, the period of time in which options may be exercised following termination is extended as described in more detail under the heading “Employment Agreements and Arrangements—Time-Based Stock Awards.”
Under the ECHELON-1 LTIP, the vesting of the stock options held by a named executive officer are subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the stock option. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2021, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the EV/TV LTIP, the vesting of any RSU awards held by a named executive officer is subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of the acceleration of the portion of such RSU awards granted upon the approvals of PADCEV and TIVDAK is included in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the Tucatinib LTIP, the vesting of any RSU awards held by a named executive officer is subject to acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to, or within twelve months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the stock unit awards. The value of such acceleration applicable to the Second Tranche of stock unit awards for each named executive officer, assuming such termination or event was effective as of December 31, 2021, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the terms of the PSU awards granted to Dr. Siegall in August 2019 and the PSU awards granted to each named executive officer in August 2020 and August 2021, the vesting of such PSU awards will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events involving us or the termination of the officer’s employment due to death or disability. In addition, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards convert to time- based vesting and cliff vest on the last day of the applicable performance period, subject to the officer’s continued service through the applicable vesting date; provided, however, that if the officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination. The value of such PSU award acceleration is included in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the terms of the EV Frontline PSU awards held by our named executive officers, the vesting of such awards is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of such EV Frontline PSU award acceleration, assuming such termination or event was effective as of December 31, 2021, is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

2022 PROXY STATEMENT	93

Certain Relationships and Related Party Transactions

Policies and Procedures for Review of Related Party Transactions
Pursuant to the Audit Committee Charter, the Audit Committee is responsible for the review, oversight and approval of any transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000 or is otherwise required to be disclosed by Seagen under applicable rules and regulations of the SEC. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to Seagen, the terms of the transaction, and the availability of other sources for comparable services or products.
Certain Transactions with or Involving Related Persons
Since January 1, 2021, we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest, except as follows:
BeiGene License Agreement. We are a party to a license agreement with BeiGene, Ltd., or BeiGene, for the advancement of a preclinical product candidate for treating cancer. One of our directors, Felix J. Baker, and entities affiliated with Dr. Baker, which together are our largest shareholders, or the Baker Entities, owned greater than 10.0% of BeiGene as of December 31, 2021. In addition, two representatives of the Baker Entities serve on BeiGene’s board of directors. Under the terms of the agreement, Seagen retained rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. BeiGene was granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development, and BeiGene agreed to fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of $20 million and is eligible to receive progress-dependent milestones for total potential upfront and milestone payments of up to $160 million, as well as royalties for potential sales of the product candidate. The Audit Committee, in exercise of its review and oversight responsibilities, approved the license agreement with BeiGene.
Indemnification Agreements
Seagen has entered into indemnification agreements with its directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. Seagen also intends to enter into these agreements with our future directors and certain future officers.

94

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans: our 2007 Equity Plan and Restated 2000 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by shareholders:
Amended and Restated 2007 Equity Incentive Plan(1)	10,473,049	$80.16	6,735,172	(2)
Amended and Restated 2000 Employee Stock Purchase Plan	—	$ —	840,119	(3)
Equity compensation plans not approved by shareholders	—	$ —	—
Total	10,473,049		7,575,291
(1)The number of securities to be issued upon exercise of outstanding options and rights (column (a)) includes shares subject to RSU awards granted under the 2007 Equity Plan, which RSU awards do not carry an exercise price. Accordingly, the weighted average exercise price of outstanding options and rights (column (b)) excludes the grant of RSU awards.
(2)As of December 31, 2021, 6,735,172 shares remained available for future issuance under our 2007 Equity Plan. As of March 1, 2022, 6,673,634 shares remained available for future issuance under our 2007 Equity Plan.
(3)As of December 31, 2021, 840,119 shares remained available for future issuance under our Amended and Restated 2000 Employee Stock Purchase Plan. As of March 1, 2022, 733,918 shares remained available for purchase in the current purchase period under our Amended and Restated 2000 Employee Stock Purchase Plan.

2022 PROXY STATEMENT	95

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 1, 2022 (except as noted) regarding the beneficial ownership of our common stock by each director (including each nominee for director), by each person or group of affiliated persons known to us to beneficially own five percent or more of our outstanding common stock, by each named executive officer and by all executive officers and directors as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Seagen Inc., 21823 – 30th Drive SE, Bothell, WA 98021.

Name and Address	Total Common Stock Equivalents(1)	Percent of Common Stock Equivalents(2)
Felix J. Baker, Ph.D.(3) Baker Bros. Advisors LP and Affiliates(3) 860 Washington street, 3rd Floor New York, NY 10014	47,088,425	25.6%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	13,341,753	7.3%
Capital International Investors(5) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	12,778,429	7.0%
The Vanguard Group(6) 100 Vanguard Blvd Malvern, PA 19355	12,140,039	6.6%
Wellington Management Group LLP(7) 280 Congress Street Boston, MA 02210	11,629,729	6.3%
Clay B. Siegall, Ph.D.(8)	1,921,669	1.0%
Todd E. Simpson(9)	366,241	*
Roger D. Dansey, M.D.(10)	182,798	*
Chip R. Romp(11)	122,722	*
Jean I. Liu(12)	269,642	*
David W. Gryska(13)	114,999	*
Marc E. Lippman, M.D.(14)	73,209	*
Ted W. Love, M.D.(15)	5,059	*
John A. Orwin(16)	87,249	*
Alpna H. Seth, Ph.D.(17)	35,909	*
Nancy A. Simonian, M.D.(18)	92,249	*
Daniel G. Welch(19)	81,034	*
All directors and executive officers as a group (14 persons)(20)	50,860,755	27.3%
*     Less than one percent
(1)Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through option exercise or otherwise, within 60 days after March 1, 2022.
(2)Percentage of common stock equivalents is based on a total of 183,692,468 shares of common stock outstanding as of March 1, 2022. For each named person, the percentage ownership includes common stock that the person has the right to acquire within 60 days after March 1, 2022, as described in Footnote 1. However, such shares are not deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater shareholders are based solely on publicly-filed Schedules 13D or

96

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
13G, which five percent or greater shareholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2021 unless otherwise provided.
(3)The shares reported in the table as beneficially owned by the reporting persons includes 42,825,004 shares held by Baker Brothers Life Sciences, L.P., or Life Sciences, 3,947,262 shares held by 667, L.P., or 667, 18,243 shares held by FBB2, LLC, or FBB2, 48,012 shares held by FBB3, LLC, or FBB3, 23,280 shares held by Felix J. Baker, 23,277 shares held by Julian C. Baker, 95,000 shares issued to Felix J. Baker as a result of the exercise of options and 26,098 shares issued to Felix J. Baker upon the vesting of restricted stock units. This number also includes 82,249 shares of common stock issuable upon exercise of options held by Felix J. Baker that are exercisable within 60 days of March 1, 2022 held by Felix J. Baker that vest within 60 days of March 1, 2022. According to Form 4 filed with the SEC by the reporting persons on December 2, 2021 by, Baker Bros. Advisors LP, or the Adviser, serves as the Investment Adviser to Life Sciences and 667, or collectively the Baker Funds. Baker Bros. Advisors (GP) LLC, or the Adviser GP, is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are principals of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds, and may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of such securities. In addition, according to the Form 4, the Adviser has voting and investment power over the options, RSU awards and common stock held by Felix J. Baker, and the Adviser GP, as well as Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of, the options, RSU awards and common stock held by Felix J. Baker. In addition, Julian C. Baker and Felix J. Baker are also the sole managers of FBB2 and FBB3 and as such may be deemed to be beneficial owners of shares of common stock held by FBB2 and FBB3 and may be deemed to have the power to vote or direct the vote and dispose or direct the disposition of those shares.
(4)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 1, 2022. According to the Schedule 13G/A, BlackRock Inc, has sole voting power over 12,450,008 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2021 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2021 and March 1, 2022.
(5)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 11, 2022. According to the Schedule 13G/A, Capital International Investors has sole voting power over 12,515,839 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2021 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2021 and March 1, 2022.
(6)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 10, 2022. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the shares and sole dispositive power over 11,845,922 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2021 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2021 and March 1, 2022.
(7)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 4, 2022. According to the Schedule 13G/A, The Wellington Management Group LLP has sole voting power over none of the shares and sole dispositive power over 10,712,564 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2021 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2021 and March 1, 2022.
(8)Includes 1,248,995 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 4,729 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.
(9)Includes 236,344 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 1,439 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.
(10)Includes 103,115 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 1,439 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.
(11)Includes 71,927 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 822 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.
(12)Includes 192,267 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 1,028 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.
(13)Includes 68,749 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(14)Includes 19,469 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(15)Includes 1,858 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(16)Includes 59,749 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(17)Includes 24,459 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(18)Includes 64,749 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(19)Includes 47,249 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022.
(20)Includes 2,518,685 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2022 and 10,896 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2022.

2022 PROXY STATEMENT	97

PROPOSAL NO. 3
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate governance. While the Audit Committee is not bound by a vote either for or against the proposal, it will consider a vote against PricewaterhouseCoopers LLP by the shareholders in selecting our independent registered public accounting firm in the future. Even if the shareholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Seagen and its shareholders.
Shareholder approval of this Proposal No. 3 will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

On behalf of the audit committee, the Board recommends a vote FOR this Proposal No. 3.
Independent Registered Public Accounting Firm Fees
PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2021 and 2020 and their aggregate fees for services rendered were as follows:

Type of Fees	2021	2020
Audit Fees	$1,806,000	$1,613,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	2,700	2,700
Total Fees	$1,808,700	$1,615,700
Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed to Seagen for services rendered during 2021 or 2020.
Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. There were no tax fees billed to Seagen for services rendered during 2021 or 2020.
All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2021 and 2020, these fees related to accounting research software licenses.

98

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pre-Approval Policies and Procedures
The Audit Committee has adopted an Audit and Audit-Related Services Pre-Approval Policy, or the Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. The Policy was originally adopted in 2006, and in light of the growing scale of our business, the Audit Committee updated the Policy in October 2020. Under the Policy, all audit, audit-related and tax services to be provided by the independent registered public accounting firm are subject to pre-approval by the Audit Committee. The Audit Committee may also pre-approve non-audit services not otherwise prohibited by the Policy that it believes are routine and recurring and would not impair the independence of the auditor. In addition, the Policy authorizes the Chair of the Audit Committee to pre-approve services not prohibited by the Policy to be performed by our independent registered public accounting firm and associated fees up to $150,000, provided that the Chair is required to report any decision to pre-approve such audit- related or non-audit services and fees to the full Audit Committee for ratification at its next regular meeting. All audit-related and non-audit related services performed by our independent registered public accounting firm in 2021 were pre-approved.
Audit Committee Report(1)
The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in March 2001, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.
The members of the Audit Committee are currently David W. Gryska (chair), Ted W. Love and Alpna H. Seth. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Board of Directors has also determined that David W. Gryska is an “audit committee financial expert” as described in applicable rules and regulations of the Securities and Exchange Commission, or the SEC.
The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.
The Audit Committee held five meetings and acted by written consent one time during 2021. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of Seagen, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed the audited financial statements for 2021 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

2022 PROXY STATEMENT	99

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP that firm’s independence.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The Audit Committee of the Board of Directors of Seagen Inc.:

David W. Gryska	Ted W. Love	Alpna H. Seth
(chair)
(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

100

Frequently Asked Questions and Other Information

2022 Annual Meeting Information

Meeting Date:	May 13, 2022	Meeting Place: The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2022

Meeting Time:	1:00 p.m. Pacific time

Record Date:	March 17, 2022

Voting Matters

Management Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class III directors	FOR each nominee	Page 18

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 47

PROPOSAL NO. 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	Page 98

WHY DID I RECEIVE THIS PROXY STATEMENT?
Our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This proxy statement describes the proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals so that you can make an informed decision, information you may find useful in determining how to vote and information regarding voting procedures.
WHERE CAN I ACCESS THE PROXY MATERIALS?
This proxy statement and our 2021 Annual Report on Form 10-K are available on the Internet at www.proxyvote.com. In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, with instructions for accessing the proxy materials, including our proxy statement and 2021 Annual Report on Form 10-K, and voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and it helps conserve natural resources.

2022 PROXY STATEMENT	101

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?
In light of the ongoing COVID-19 pandemic, and for the safety of all our shareholders and personnel, we will be holding our Annual Meeting virtually, at 1:00 p.m. (Pacific time) on Friday, May 13, 2022, via the Internet at www.virtualshareholdermeeting.com/SGEN2022. Online check-in will begin at 12:45 p.m. (Pacific time) and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, shareholders who owned shares of our stock as of March 17, 2022, the record date, will be able to attend, vote and submit questions via the Internet by logging in to the meeting website using the 16-digit control number provided to you either on your Notice of Internet Availability or your proxy card. If you do not have a control number, you may attend the meeting in listen-only mode by visiting www.virtualshareholdermeeting.com/SGEN2022, but you will not be able to vote or to submit questions. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. You will not be able to attend the Annual Meeting in person.
HOW DO I ASK QUESTIONS AT THE ANNUAL MEETING?
During the virtual Annual Meeting, once you have logged into the meeting website using the 16-digit control number you may submit questions in the question box provided. We intend to answer as many questions pertinent to Company matters as time allows at the question and answer session following the formal portion of the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE VIRTUAL ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES ACCESSING THE VIRTUAL MEETING WEBSITE?
If you experience technical difficulties during the check-in process or during the Annual Meeting, support phone numbers will be available on the log-in page on the day of the meeting.
WHAT IF I CANNOT VIRTUALLY ATTEND THE ANNUAL MEETING?
You may vote your shares before the virtual Annual Meeting by Internet, by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting. The virtual Annual Meeting will be archived for up to 90 days after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/SGEN2022.
WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER?
Shareholders whose shares are registered with our transfer agent, Computershare, Inc., in their own name are record holders, also known as shareholders of record. Shareholders whose shares are not registered in their own name with Computershare, Inc. are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares.
HOW CAN I VOTE?
For the election of directors (Proposal No. 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For each of the other two proposals, you may vote “FOR” or “AGAINST” or abstain from voting.
If you are a shareholder of record as of the record date, you may vote via any of the following methods:

VIA THE INTERNET: www.proxyvote.com	CALL TOLL-FREE: 1-800-690-6903	MAIL SIGNED PROXY CARD Using the Provided Postage-Paid Envelope

102

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. If Internet or telephone voting is unavailable from your record holder, please complete and return the voting instruction form in the addressed, postage paid envelope provided. If your shares are held beneficially in street name and you have not given your record holder voting instructions, your record holder will not be able to vote your shares with respect to any matter other than ratification of the appointment of Seagen’s independent registered public accounting firm as explained in more detail below.
In addition, whether you are a shareholder of record or a beneficial owner, if you held shares as of the record date, you may vote at the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/SGEN2022 during the Annual Meeting and entering your 16-digit control number. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may attend and vote at the Annual Meeting even if you have already voted by proxy.
For those shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access your proxy materials on the Internet and contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the Notice of Internet Availability.
IF I AM A BENEFICIAL HOLDER, HOW CAN I VOTE?
If the shares you own are held in street name by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting via the Internet or over the telephone and provide instructions for doing so on your voting instruction form. Under the current rules that govern brokers, if you do not give instructions to your brokerage firm, it will still be able to vote your shares, but only with respect to proposals for which it has discretionary voting authority. A “broker non-vote” occurs when a broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.
The election of directors (Proposal No. 1) and the advisory vote on the compensation of our named executive officers (Proposal No. 2) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3) is considered to be discretionary, and your brokerage firm will be able to vote on Proposal No. 3 even if it does not receive instructions from you, so long as it holds your shares in its name.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent or attend the Annual Meeting.

2022 PROXY STATEMENT	103

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
You may revoke or change a previously delivered proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record for your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy over the telephone or via the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 21823 – 30th Drive SE, Bothell, Washington 98021.
•You may vote at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SGEN2022. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most recent proxy card or telephone or Internet proxy is the one that is counted.
If you are a beneficial owner whose shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.
WHAT IF I RECEIVED MORE THAN ONE SET OF PROXY MATERIALS?
If you receive more than one set of proxy materials, more than one Notice of Internet Availability or a combination thereof, your shares may be registered in more than one name or registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notice of Internet Availability to ensure that all of your shares are voted.
WHAT CONSTITUTES A QUORUM TO CONDUCT BUSINESS AT THE ANNUAL MEETING?
There were 183,819,186 shares of common stock issued and outstanding on the record date, March 17, 2022. Each share of common stock is entitled to one vote. The holders of a majority of our issued and outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting (either, virtually or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person (or virtually) at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Assuming that a quorum is present at the Annual Meeting, the following votes will be required:
•With respect to the election of Class III directors (Proposal No. 1), directors in an uncontested election, such as this one, are elected by a majority of the votes cast. Accordingly, each of the two Class III director nominees must receive the affirmative vote of a majority of the votes cast on his or her election in order to be elected (i.e., the number of shares voted “FOR” such nominee must exceed the number of shares voted “AGAINST” such nominee).
•With respect to the advisory vote on the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.
•With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3), approval will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.
We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

104

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
Abstentions and broker non-votes will not be considered votes cast at the Annual Meeting. Because the approval of all the proposals is based on the votes cast at the Annual Meeting, abstentions and, as applicable, broker non-votes will not have any effect on the outcome of voting on the proposals.
WHO SOLICITS PROXIES AND WHO BEARS THE COST OF SOLICITATION?
The Board of Directors of Seagen is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability, this proxy statement, the proxy card and any additional solicitation material that we may provide to our shareholders. In addition to these proxy materials, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. Our directors, officers and other employees will not receive any additional compensation for assisting in the solicitation. We have also engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of- pocket expenses in forwarding proxy materials.
WHO WILL COUNT THE VOTES AND DETERMINE IF A QUORUM IS PRESENT?
Votes cast by proxy or in person (or virtually) at the Annual Meeting will be tabulated by a representative of Broadridge Financial Solutions, who will act as the Inspector of Election. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting.
IF I RETURN A PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS, HOW WILL MY SHARES BE VOTED?
Shares properly voted by proxy will be voted at the Annual Meeting. If you specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If you are the record holder of your shares and you do not specify your vote on each proposal individually when voting via the Internet or over telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:
•FOR all of the director nominees named herein (Proposal No. 1);
•FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2); and
•FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3).
If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.
Please note that if you are a beneficial owner of shares held in “street name” and you do not instruct your brokerage firm on how to vote your shares, your brokerage firm may still be able to vote your shares in its discretion. Please see “If I am a Beneficial Holder, How Can I Vote?” above or more information.
IF OTHER BUSINESS IS BROUGHT BEFORE THE ANNUAL MEETING, HOW WILL MY SHARES BE VOTED?
The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

2022 PROXY STATEMENT	105

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
HOW CAN I FIND OUT THE RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. You can obtain a copy of any of these filings on our website at www.seagen.com or by contacting our Investor Relations Department at (425) 527-4000.
WHEN ARE PROPOSALS AND NOMINATIONS DUE FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS?
To have your proposal included in our proxy statement for the 2023 Annual Meeting of Shareholders, or the 2023 Annual Meeting, you must submit your proposal in writing by November 30, 2022, to Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2023 Annual Meeting is not held between April 13, 2023 and June 12, 2023, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.
Shareholders wishing to submit proposals or director nominations for our 2023 Annual Meeting that are not to be included in our proxy statement must give timely written notice to our Corporate Secretary in accordance with our bylaws. To be “timely,” written notice must be received by our Corporate Secretary at the above address no earlier than January 13, 2023 and no later than February 12, 2023; provided, however, that in the event the date of the 2023 Annual Meeting is not scheduled to be held between April 13, 2023 and June 12, 2023, then such notice must be received by the later of the 90th day prior to the date of the 2023 Annual Meeting or the 10th day following the date on which public announcement or disclosure of the date of the 2023 Annual Meeting is first made. However, in the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by Seagen on or prior to February 2, 2023, a shareholder’s notice to our Corporate Secretary will also be considered timely, but only with respect to nominees for any new positions created by such increase, if the shareholder’s notice is delivered to our Corporate Secretary at the above address not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board of Directors has been publicly announced or disclosed by Seagen. We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including attendance requirements. A shareholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each nominee or matter the shareholder proposes to bring before the 2023 Annual Meeting and must be updated not later than ten days after the record date for the determination of shareholders entitled to vote at 2023 Annual Meeting to provide any material changes in the foregoing information. The person presiding at the 2023 Annual Meeting may determine, if the facts warrant, that a nominee or matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2023 Annual Meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Seagen has not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the 2023 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.
SHAREHOLDERS SHARING THE SAME ADDRESS
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified

106

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION
otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability and, if applicable, a separate copy of the annual report and other proxy materials, you may request a separate copy by contacting the bank, broker or other holder of record, by contacting our Investor Relations Department at (425) 527-4000 or by sending a written request to: Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021. The voting instructions sent to a street name shareholder should provide information on how to request (1) householding of future Seagen proxy materials, including Notices of Internet Availability, or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact Seagen described above.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10 percent of Seagen’s equity securities to file reports of holdings and transactions in its equity securities with the SEC and Nasdaq generally within two business days of a reportable transaction. We seek to assist our directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on our review of Section 16 reports prepared by or furnished to us, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for 2021 were timely met.
NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain of the statements made in this Proxy Statement are forward looking, such as those, among others, relating to our potential to achieve the noted development and regulatory milestones; our potential to obtain additional marketing approvals or label expansions, to make regulatory submissions in a timely manner or at all or to effectively commercialize our current and future products; the potential for our clinical trials to support further development, regulatory submissions and potential marketing approvals; the opportunities for, and the therapeutic and commercial potential of, ADCETRIS, PADCEV, TUKYSA, TIVDAK and our product candidates; our ability to meet financial projections; our beliefs regarding the benefits and effects of our compensation policies and our expectations to attract and retain executive talent; statements related to our corporate responsibility and sustainability efforts; statements about our prospects for the future generally, as well as other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties associated with maintaining or increasing sales of ADCETRIS, PADCEV, TUKYSA and TIVDAK due to competition, unexpected adverse events, regulatory action, the pricing and reimbursement process, market adoption by physicians, the impacts of the COVID-19 pandemic or other factors. We may also be delayed or unsuccessful in planned clinical trial initiations, enrollment in and conduct of our clinical trials, obtaining data from clinical trials, planned regulatory submissions, regulatory approvals and launch in each case for a variety of reasons including the difficulty and uncertainty of pharmaceutical product development, the impacts of the COVID-19 pandemic, negative or disappointing clinical trial results, unexpected adverse events or regulatory discussions or actions and the inherent uncertainty associated with the regulatory approval process. We may not be successful in retaining or attracting executive talent or in achieving the goals of our compensation policies or corporate responsibility and sustainability efforts due to market competition, the actions of third parties with which we do business or other factors. More information about the risks and uncertainties we face is contained under the caption “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2021. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.
By Order of the Board of Directors,

Jean I. Liu
Corporate Secretary
March 31, 2022

2022 PROXY STATEMENT	107

Seagen®

MIX
Paper from responsible sources
FSC®
FSC
www.fsc.org

Seagen®

SEAGEN INC.
21823 30TH DR. SE
BOTHELL, WA 98021

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SGEN2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73875-P66378

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEAGEN INC.

The Board of Directors recommends you vote FOR all of the director nominees:

1. Election of Class III Directors

Nominees:

	For	Against	Abstain
1a. Ted W. Love, M.D.	☐	☐	☐
1b. Daniel G. Welch	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

D73876-P66378

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SEAGEN INC.

The undersigned hereby appoints Clay B. Siegall and Jean I. Liu, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Seagen Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Seagen Inc. to be held Friday, May 13, 2022 (the "Meeting") or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side